BENHAM NATIONAL
                                 TAX-FREE FUNDS


                    Semiannual Report     November 30, 1995


                         [picture of the American flag]



                               Money Market Fund
                             Intermediate-Term Fund
                                 Long-Term Fund



                                The Benham Group
              Part of the Twentieth Century Family of Mutual Funds

                        CONTENTS

   U.S. ECONOMIC REVIEW..................................  1

   MUNICIPAL MARKET SUMMARY..............................  2

   MUNICIPAL CREDIT ANALYSIS.............................  3

   MONEY MARKET FUND
   Performance Information...............................  4
   Portfolio Information.................................  5
   Management Discussion & Performance Comparison........  6
   Financial Highlights...................................25
   Financial Statements and Notes.........................28
   Schedule of Investments................................35

   INTERMEDIATE-TERM FUND
   Performance Information...............................  8
   Performance Comparisons & Total Return Breakdown......  9
   Portfolio Information..................................10
   Management Discussion..................................11
   Financial Highlights...................................26
   Financial Statements and Notes.........................28
   Schedule of Investments................................41

   LONG-TERM FUND
   Performance Information................................13
   Performance Comparisons & Total Return Breakdown.......14
   Portfolio Information..................................15
   Management Discussion..................................16
   Financial Highlights...................................27
   Financial Statements and Notes.........................28
   Schedule of Investments................................45

   INVESTMENT FUNDAMENTALS
   Definitions............................................18
   The Yield Curve........................................19
   Muni Risk Factors......................................20
   Portfolio Sensitivity Measurements.....................21
   Bond Pricing...........................................22
   Portfolio Structures & Taxable Distributions...........23

                              U.S. ECONOMIC REVIEW
                                 JAMES M. BENHAM        [photo of James M.
                             Chairman, Benham Funds         Benham]

Slowing economic growth, lower-than-expected inflation and robust financial market performance characterized the U.S. economy in 1995. The Federal Reserve (the Fed) surprised analysts and encouraged investors by achieving its goal of slow economic growth and low inflation in the U.S., the so-called "soft landing." The Fed raised short-term interest rates seven times from February 1994 to February 1995 (see the graph below) to slow the economy and inhibit inflation.

[line graph in left margin.  graph data described below]

The Fed's success in slowing the economy forced it to change its interest rate strategy to an accommodative approach at mid-year. Evidence of economic weakness was so pronounced by the summer of 1995 that the Fed reduced one of its short-term interest rate benchmarks, the federal funds rate target, from 6.00% to 5.75% in July. It was the Fed's first interest rate cut since September 1992.

By the end of the year, slowing corporate and government spending, declining auto sales and housing activity, and poorer-than-expected holiday season retail sales helped persuade the Fed to reduce the federal funds rate target again to 5.50%. Two government shutdowns during the fourth quarter, the result of unsuccessful federal budget negotiations between President Clinton and Congress, slowed the economy further and created confusion by delaying the release of key economic reports.

While the federal budget battle and the government shutdowns captured most of the headlines, investors, economists and the Fed focused on the decelerating economy and low inflation. For the 12 months ended November 30, 1995, U.S. inflation, as measured by the consumer price index, increased at an annual rate of just 2.5%. With inflation expected to remain under 3% in 1996 and economic growth projected to be about 2%, the Fed may cut interest rates further in 1996 to avoid triggering a recession.

[graph data]

Short-Term U.S. Interest Rates 1992-1995

                  Discount Rate     Fed Funds Rate
Jan-92            3.5%              4.03%
Feb-92            3.5               4.06
Mar-92            3.5               3.98
Apr-92            3.5               3.73
May-92            3.5               3.82
Jun-92            3.5               3.76
Jul-92            3                 3.25
Aug-92            3                 3.3
Sep-92            3                 3.22
Oct-92            3                 3.1
Nov-92            3                 3.09
Dec-92            3                 2.92
Jan-93            3                 3.02
Feb-93            3                 3.03
Mar-93            3                 3.07
Apr-93            3                 2.96
May-93            3                 3
Jun-93            3                 3.04
Jul-93            3                 3.06
Aug-93            3                 3.03
Sep-93            3                 3.09
Oct-93            3                 2.99
Nov-93            3                 3.02
Dec-93            3                 2.96
Jan-94            3                 3.05
Feb-94            3                 3.25
Mar-94            3                 3.34
Apr-94            3                 3.56
May-94            3.5               4.01
Jun-94            3.5               4.25
Jul-94            3.5               4.26
Aug-94            4                 4.47
Sep-94            4                 4.73
Oct-94            4                 4.76
Nov-94            4.75              5.29
Dec-94            4.75              5.45
Jan-95            4.75              5.53
Feb-95            5.25              5.92
Mar-95            5.25              5.98
Apr-95            5.25              6.05
May-95            5.25              6.01
Jun-95            5.25              5.98
Jul-95            5.25              5.77
Aug-95            5.25              5.75
Sep-95            5.25              5.8
Oct-95            5.25              5.76
Nov-95            5.25              5.8
Dec-95            5.25              5.6

Source:  Federal Reserve Bank of New York

                                 MARKET SUMMARY
                              MUNICIPAL SECURITIES
      by Dave MacEwen, Vice President & Senior Municipal Portfolio Manager

NOTE: WE SUGGEST THAT YOU REVIEW THE INVESTMENT FUNDAMENTALS AND U.S. ECONOMIC REVIEW SECTIONS BEFORE YOU READ THIS SECTION. TERMS MARKED WITH AN ASTERISK (*) ARE DEFINED IN THE INVESTMENT FUNDAMENTALS SECTION.

During the six months ended November 30, 1995, U.S. bond investors reaped the benefits from the "soft landing" scenario (see page 1). U.S. bond market performance continued its reversal from 1994, when U.S. bonds suffered their biggest declines in 70 years. Overall in 1995, U.S. bonds posted their best returns in a decade.

The municipal bond (muni) market also performed well, but muni returns lagged behind returns in the Treasury market. Muni returns, especially at the long end of the muni yield curve,* were restrained by tax reform rhetoric. Of particular concern were "flat tax" proposals that would replace current tax brackets with a single flat rate and make all investment income tax-free, reducing the value of the tax exemption munis enjoy. An increase in muni yields as investors responded to flat tax fears caused munis to trade cheaply compared to Treasuries. Long-term muni bond yields as a percentage of Treasury bond yields hovered around 90%, compared with an average of 83% over the past five years.

[line graph in left margin.  graph data described below]

The muni yield curve steepened early in the six-month period because of flat tax fears, but the curve began to flatten in August (see the accompanying graph) as those fears appeared to recede. Despite this flattening, the municipal yield curve remained steeper than the Treasury yield curve. Flat tax fears abated as investors realized that radical tax reform probably has little chance of passing. Its simplicity is appealing, but the logistical complexities of shifting from the current tax structure are daunting. We believe tax reform could ultimately occur, but it is likely to be far less ambitious than the flat tax plans that have been proposed.

As flat tax fears subsided, the muni market benefited as investors focused on low inflation, slow economic growth, the possibility of further interest rate cuts by the Fed, a balanced budget agreement, low muni issuance, and the relative cheapness of munis compared with Treasuries. Those factors are likely to continue to influence the muni market in the first half of 1996.

[graph data]

Shifting Municipal Yield Curves

Years to
Maturity          5/31/95           8/31/95          11/30/95
 1                3.96%             3.65%            3.58%
 2                4.13              3.85             3.78
 3                4.28              4.01             3.93
                  4.38              4.16             4.05
 5                4.48              4.31             4.15
                  4.58              4.435            4.25
 7                4.68              4.56             4.35
                  4.78              4.66             4.45
                  4.88              4.76             4.55
 10               4.98              4.86             4.65
                  5.064             4.98             4.748
                  5.148             5.1              4.846
                  5.232             5.22             4.944
                  5.316             5.34             5.042
 15               5.4               5.46             5.14
                  5.43              5.514            5.174
                  5.46              5.568            5.208
                  5.49              5.622            5.242
                  5.52              5.676            5.276
 20               5.55              5.73             5.31
                  5.566             5.754            5.326
                  5.582             5.778            5.342
                  5.598             5.802            5.358
                  5.614             5.826            5.374
 25               5.63              5.85             5.39
                  5.634             5.854            5.394
                  5.638             5.858            5.398
                  5.642             5.862            5.402
                  5.646             5.866            5.406
 30               5.65              5.87             5.41

Source:  Bloomberg Financial Markets

                            MUNICIPAL CREDIT ANALYSIS
                       NATIONAL ECONOMIC AND CREDIT REVIEW
 by Steve Permut, Manager of Municipal Credit Analysis, and the Benham Municipal
       Credit Analysis Team: Joe Crowley, Scott Lord and Bill McClintock.

Though U.S. economic growth has slowed from the robust levels seen in 1994, slow, steady growth throughout 1995 provided a healthy backdrop for most municipal credit quality. Credit trends continued upward, most notably from September to November, when credit upgrades significantly outnumbered downgrades. Steady tax revenues lent support to the quality of general obligation and other tax-supported issues, but health care and hospital issues struggled due to cost-containment pressures and the rise of various forms of managed care.

[bar chart in right margin. graph data described below]

Job growth in 1995 reflected the general economic slowdown (see the accompanying graph). However, economic vitality and the credit quality of municipal issues varied from region to region across the country. The economically robust Rocky Mountain states continued to lead the nation in credit quality, closely followed by the southwestern and southeastern states. The quality of California issues benefited from the state's reviving economy. States in the Northeast, whose economies remain sluggish, continued to lag the rest of the nation.

In spite of our generally positive outlook on municipal credit quality trends, we see some clouds on the horizon. Uncertainty about the federal budget and its potential impact on state and local governments remains a long-term concern. Proposed cuts in Medicaid, Medicare and welfare and the potential downloading of health care and other social services from federal to state and local levels could provide a serious challenge. It is likely that states such as California and New York, which have traditionally been the most generous in subsidizing services for the poor and elderly, would be the hardest hit by such changes. Potential tax reforms, such as changes in the deductibility of state and local taxes and a cut in the capital gains tax, could also have a significant impact on state and local economies over the long term.

We maintained a high level of credit quality in the Funds' portfolios. As of November 30, 1995, approximately 80% of the securities held in the Intermediate-Term Fund and about 90% of the securities held in the Long-Term Fund were rated AAA or AA. The Money Market Fund's portfolio held only securities with S&P's highest short-term ratings (or equivalent ratings from other rating services). For more information about credit quality and credit ratings, see page 20.

[graph data]

Change in U.S. Employment (non-farm, in millions)

 12/91           -0.86
 12/92            1.15
 12/93            2.82
 12/94            3.53
 11/95            1.75

Source:  U.S. Department of Labor, Bureau of Labor Statistics

                                MONEY MARKET FUND
                                 CURRENT YIELD*
                             As of November 30, 1995

    7-DAY      7-DAY                  7-DAY TAX-EQUIVALENT YIELDS
   CURRENT   EFFECTIVE    ---------------------------------------------------
    YIELD      YIELD          28%          31%           36%         39.6%
                          TAX BRACKET  TAX BRACKET   TAX BRACKET  TAX BRACKET
                          ---------------------------------------------------
    3.17%       3.22%         4.40%        4.59%         4.95%        5.25%

The 7-DAY CURRENT YIELD is calculated based on the income generated by an investment in the Fund over a seven-day period and is expressed as an annual percentage rate. The 7-DAY EFFECTIVE YIELD is calculated similarly, although this figure is slightly higher than the Fund's 7-day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the Fund's investments is reinvested and generating additional income.

The 7-DAY TAX-EQUIVALENT YIELDS show the taxable yields that investors in the following federal income tax brackets would have to earn before taxes to equal the Fund's tax-free 7-Day Current Yield:

         28% -- joint taxable income of $39,001 to $94,250 31% -- joint taxable income of $94,251 to $143,600 36% -- joint taxable income of $143,601 to $256,500 39.6% -- joint taxable income of $256,501 or more

All income dividends distributed by the Fund during the six months ended November 30, 1995, are exempt from federal income taxes.

                      NAV AND AVERAGE ANNUAL TOTAL RETURNS*
                       For Periods Ended November 30, 1995

                                        AVERAGE ANNUAL TOTAL RETURNS
       NET ASSET VALUE         --------------------------------------------
      (6/1/95-11/30/95)        1 YEAR       3 YEARS     5 YEARS    10 YEARS
                               --------------------------------------------
            $1.00               3.36%        2.50%       2.90%       3.98%

TOTAL RETURN figures show the overall dollar or percentage change in the value of a hypothetical investment in the Fund and assume that all of the Fund's distributions are reinvested. AVERAGE ANNUAL TOTAL RETURNS illustrate the annually compounded returns that would have produced the Fund's cumulative total returns if the Fund's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the Fund's "Financial Highlights" on page 25.

The Fund commenced operations on July 31, 1984.

*Yields and total returns are based on historical Fund performance and do not guarantee future results. The Fund's yields and total returns will vary. The U.S. government neither insures nor guarantees investments in the Fund. The Fund is managed to maintain a stable $1.00 share price, but, as with all money market funds, there is no assurance that the Fund will be able to do so.

                                MONEY MARKET FUND
                            KEY PORTFOLIO STATISTICS

                                    11/30/95            5/31/95

         Market Value:              $93,159,029         $91,395,617
         Number of Issues:          61                  63
         Average Maturity:          47 days             36 days
         Average Yield:             4.05%               4.16%

For definitions of these terms, see page 18.

                     PORTFOLIO COMPOSITION BY CREDIT RATING

                      [pie chart]             [pie chart]
                       11/30/95                5/31/95
                       SP1+:    67%            SP1+:    60%
                       SP1:     33%            SP1:     40%

"SP1+" and "SP1" are Standard & Poor's highest credit ratings for short-term municipal securities. Some of the Fund's securities do not carry SP1+ or SP1 ratings, but they have received equivalent ratings from Moody's or other rating services. For display purposes, we have converted the equivalent ratings to SP1+ or SP1. Credit ratings reflect the financial strength of the debt issuer and the likelihood of repayment. For more information about credit quality and credit ratings, see page 20.

                     PORTFOLIO COMPOSITION BY SECURITY TYPE

                 [pie chart]                      [pie chart]
                  11/30/95                         5/31/95
                  VRDNs: 70%                       VRDNs: 62%
                  Commercial Paper: 11%            Commercial Paper: 24%
                  Bonds less than 1 Year: 10%      Bonds less than 1 Year: 14%
                  Municipal Notes: 9%

For definitions of these security types, see page 18.

                        PORTFOLIO COMPOSITION BY MATURITY

                      [pie chart]               [pie chart]
                      11/30/95                  5/31/95
                      1-7 Days: 70%             1-7 Days: 62%
                      8-90 Days: 12%            8-90 Days: 25%
                      91-180 Days: 4%           91-180 Days: 11%
                      181-397 Days: 14%         181-397 Days: 2%

The Fund generally maintains an average maturity between 30 and 60 days, with 45 days considered a "neutral" position.

The composition of the Fund's portfolio may change over time.

                                MONEY MARKET FUND
                              MANAGEMENT DISCUSSION

A question and answer session with Bryan Karcher, Associate Portfolio Manager. Bryan is part of the team of Portfolio Managers that assists Senior Municipal Portfolio Manager Dave MacEwen in the day-to-day operations of Benham Municipal Trust.

NOTE: WE SUGGEST THAT YOU REVIEW THE INVESTMENT FUNDAMENTALS, U.S. ECONOMIC REVIEW, MUNICIPAL CREDIT ANALYSIS AND MARKET SUMMARY SECTIONS BEFORE YOU READ THIS DISCUSSION. TERMS MARKED WITH AN ASTERISK (*) ARE DEFINED IN THE INVESTMENT FUNDAMENTALS SECTION BEGINNING ON PAGE 18.

Q:       How did the Fund perform?

A: The Fund continued to perform above average compared to its peers in 1995. For the one-year period ended November 30, 1995, the Fund's total return was 3.36%. This return exceeded the 3.32% average return of the 122 funds in its peer group over the same period (see the Lipper Performance Comparison below). For the six months ended November 30, the Fund's total return was 1.63%.

Q:       How did municipal money market rates change over the past six months?

A: Money market rates fell as the Fed lowered short-term interest rates in July and December (see page 1). The Fund's seven-day effective yield declined from 3.75% to 3.22% during the six-month period, reflecting the two interest rate cuts. The good news was the reason for lower rates--low levels of inflation. This enhanced the Fund's return on an inflation-adjusted basis.

Q:       How was the Fund positioned over the past six months?

A: In June, we positioned the Fund for the "technical" period that typically occurs at mid-year. Many municipal money market issues mature in June and July, and the huge amount of reinvestment activity drives yields down. This year's low issuance of municipal notes* also helped (continued on the next page)

                          LIPPER PERFORMANCE COMPARISON

Lipper Analytical Services (Lipper) is an independent mutual fund ranking service located in Summit, NJ. Rankings are based on average annual total returns for the periods ended 11/30/95 for the funds in Lipper's "Tax-Exempt Money Market Funds" category.

                            1 YEAR         3 YEARS        5 YEARS       10 YEARS

The Fund`s Total Return:    3.36%          2.50%          2.90%         3.98%
Category Average
      Total Return:         3.32%          2.49%          2.90%         3.91%
The Fund`s Ranking:         47 out of 122  46 out of 105  40 out of 86  14 out of 52

Total returns are based on historical performance and do not guarantee future results.

                                MONEY MARKET FUND
                              MANAGEMENT DISCUSSION
                       (Continued from the previous page)

         push yields lower. We kept the Fund's average maturity* relatively short, hovering around 35 days, until yields recovered in September and October. At that point, we extended the Fund's average maturity out to about 55 days. We lengthened the Fund's maturity to lock in prevailing yields because we anticipated further Fed interest rate cuts before the end of the year.

         As we expected, low muni note issuance during the fourth quarter made it hard to maintain the Fund's longer average maturity. Because of limited note issuance in November, we invested cash from investors, coupon payments and maturing securities in one-day and seven-day VRDNs.* These very short-term securities pulled the Fund's average maturity back toward a neutral 45 days by the end of November.

Q: Benham has recently expanded its municipal credit research capabilities. What changes have been made?

A: We have enhanced the credit management system for all of our municipal money market funds. The system is based on limiting the funds' exposure to any one sector or geographic area, which will help protect the funds from unexpected developments that have an adverse effect on a single issuer, sector or region. We're also expanding our credit research staff and improving our analytical tools.

Q: Looking ahead, what are your plans for the Fund over the next six months?

A: With the possibility of further short-term interest rate cuts by the Fed, we plan to extend the Fund's average maturity to lock in the current rates. However, we may wait until late January to extend for two reasons--low supply and strong demand.

         We expect very little new municipal note issuance in January. As a result, the supply of longer-term municipal money market securities should remain limited until February, and this will keep yields low.

         On the demand side, there is the "January effect." Many corporations sell munis and buy Treasuries in December to make their portfolios look more attractive at year-end, and they typically buy these munis back in January. In addition, January brings a huge amount of coupon payments, most of which are reinvested in the muni market. These factors typically cause muni money market yields to fall in the first few weeks of the year. However, yields have historically rebounded by the end of January, and we will look to extend the Fund's average maturity at that time.

                             INTERMEDIATE-TERM FUND
                                 CURRENT YIELD*
                            As of November 30, 1995


         30-DAY                      30-DAY TAX-EQUIVALENT YIELDS
           SEC            ---------------------------------------------------
          YIELD               28%          31%           36%         39.6%
                          TAX BRACKET  TAX BRACKET   TAX BRACKET  TAX BRACKET
          4.00%           ---------------------------------------------------
                             5.56%        5.80%         6.25%        6.62%

YIELDS are a way of showing the rate of income the Fund earns on its investments as a percentage of its share price. The 30-DAY SEC YIELD represents net investment income earned by the Fund over a 30-day period, expressed as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the Fund's financial statements.

The 30-DAY TAX-EQUIVALENT YIELDS show the taxable yields that investors in the following federal income tax brackets would have to earn before taxes to equal the Fund's tax-free 30-Day SEC Yield:

         28% -- joint taxable income of $39,001 to $94,250 31% -- joint taxable income of $94,251 to $143,600 36% -- joint taxable income of $143,601 to $256,500 39.6% -- joint taxable income of $256,501 or more

All income dividends distributed by the Fund during the six months ended November 30, 1995, are exempt from federal income taxes.

                      NAV AND AVERAGE ANNUAL TOTAL RETURNS*
                       For Periods Ended November 30, 1995

    NET ASSET VALUE RANGE              AVERAGE ANNUAL TOTAL RETURNS
      (6/1/95-11/30/95)       --------------------------------------------
                              1 YEAR       3 YEARS     5 YEARS    10 YEARS
                              --------------------------------------------
        $10.65-$10.91          13.40%        6.26%       7.34%       7.54%

NET ASSET VALUE (NAV) RANGE indicates the Fund's share price movements over the stated period and can be used to gauge the stability of the Fund's share price.

TOTAL RETURN figures show the overall dollar or percentage change in the value of a hypothetical investment in the Fund and assume that all of the Fund's distributions are reinvested. AVERAGE ANNUAL TOTAL RETURNS illustrate the annually compounded returns that would have produced the Fund's cumulative total returns if the Fund's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the Fund's "Financial Highlights" on page 26.

The Fund commenced operations on July 31, 1984.

    * Yields and total returns are based on historical Fund performance and do not guarantee future results. The Fund's share price, yields and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

                             INTERMEDIATE-TERM FUND
                           SEC PERFORMANCE COMPARISON
     Comparative Performance of $10,000 Invested on 12/1/85 in the Fund and in the Lehman Brothers, Inc. Five-Year Municipal General Obligation Index

[line graph]
[graph data]

                  Index              Fund
11/30/85         $10,000            $10,000
12/31/85           9,848             10,088
1/31/86           10,299             10,410
2/28/86           10,589             10,585
3/31/86           10,617             10,693
4/30/86           10,685             10,774
5/31/86           10,538             10,660
6/30/86           10,646             10,830
7/31/86           10,640             10,837
8/31/86           10,899             11,155
9/30/86           11,039             11,218
10/31/86          11,227             11,464
11/30/86          11,365             11,583
12/31/86          11,329             11,525
1/31/87           11,549             11,795
2/28/87           11,654             11,871
3/31/87           11,588             11,798
4/30/87           11,244             11,268
5/31/87           11,244             11,303
6/30/87           11,481             11,539
7/31/87           11,614             11,752
8/31/87           11,636             11,732
9/30/87           11,245             11,303
10/31/87          11,411             11,411
11/30/87          11,548             11,639
12/31/87          11,675             11,785
1/31/88           11,962             12,142
2/29/88           12,083             12,244
3/31/88           12,037             12,152
4/30/88           12,147             12,247
5/31/88           12,000             12,180
6/30/88           12,088             12,242
7/31/88           12,143             12,305
8/31/88           12,107             12,302
9/30/88           12,225             12,429
10/31/88          12,331             12,571
11/30/88          12,266             12,487
12/31/88          12,300             12,566
1/31/89           12,476             12,712
2/28/89           12,344             12,593
3/31/89           12,265             12,532
4/30/89           12,476             12,748
5/31/89           12,702             12,964
6/30/89           12,842             13,069
7/31/89           13,029             13,256
8/31/89           12,978             13,180
9/30/89           12,985             13,165
10/31/89          12,996             13,276
11/30/89          13,161             13,489
12/31/89          13,268             13,608
1/31/90           13,275             13,642
2/28/90           13,374             13,705
3/31/90           13,332             13,652
4/30/90           13,289             13,586
5/31/90           13,532             13,865
6/30/90           13,631             13,988
7/31/90           13,793             14,173
8/31/90           13,746             13,981
9/30/90           13,775             14,020
10/31/90          13,978             14,295
11/30/90          14,179             14,523
12/31/90          14,232             14,540
1/31/91           14,441             14,799
2/28/91           14,572             14,909
3/31/91           14,538             14,890
4/30/91           14,721             15,071
5/31/91           14,795             15,173
6/30/91           14,793             15,136
7/31/91           14,941             15,259
8/31/91           15,133             15,464
9/30/91           15,319             15,702
10/31/91          15,436             15,819
11/30/91          15,484             15,841
12/31/91          15,832             16,233
1/31/92           15,863             16,243
2/29/92           15,873             16,185
3/31/92           15,820             16,121
4/30/92           15,959             16,253
5/31/92           16,102             16,429
6/30/92           16,334             16,706
7/31/92           16,762             17,234
8/31/92           16,636             16,972
9/30/92           16,741             17,139
10/31/92          16,687             16,969
11/30/92          16,888             17,247
12/31/92          17,006             17,400
1/31/93           17,190             17,661
2/28/93           17,638             18,249
3/31/93           17,438             17,916
4/30/93           17,550             18,084
5/31/93           17,612             18,115
6/30/93           17,850             18,408
7/31/93           17,862             18,344
8/31/93           18,105             18,735
9/30/93           18,236             18,974
10/31/93          18,263             19,010
11/30/93          18,210             18,850
12/31/93          18,460             19,170
1/31/94           18,633             19,398
2/28/94           18,285             18,911
3/31/94           17,877             18,446
4/29/94           18,057             18,517
5/31/94           18,159             18,646
6/30/94           18,117             18,594
7/29/94           18,314             18,839
8/31/94           18,402             18,901
9/30/94           18,264             18,708
10/31/94          18,162             18,499
11/30/94          18,046             18,250
12/30/94          18,204             18,499
1/31/95           18,379             18,798
2/28/95           18,646             19,160
3/31/95           18,942             19,332
4/28/95           18,993             19,423
5/31/95           19,409             19,839
6/30/95           19,425             19,842
7/31/95           19,697             20,051
8/31/95           19,896             20,206
9/30/95           19,955             20,283
10/31/95          20,039             20,483
11/30/95          20,209             20,695

Past performance does not guarantee future results.

This graph compares the Fund's performance with an appropriate broad-based market index over 10 years. We have selected the Lehman Brothers, Inc. Five-Year Municipal General Obligation Index to serve as the comparative index for the Fund. Although the investment characteristics of the Index are similar to those of the Fund, the securities owned by the Fund and those composing the Index are likely to be different, and securities that the Fund and the Index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the Index.

PLEASE NOTE: The line representing the Fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the Index's total return line does not.


                          LIPPER PERFORMANCE COMPARISON

Lipper Analytical Services (Lipper) is an independent mutual fund ranking service located in Summit, NJ. Rankings are based on average annual total returns for the periods ended 11/30/95 for the funds in Lipper's "Intermediate Municipal Debt Funds" category.

                            1 YEAR           3 YEARS         5 YEARS        10 YEARS
The Fund`s Total Return:    13.40%           6.26%           7.34%          7.54%
Category Average
      Total Return:         13.79%           6.48%           7.33%          7.65%
The Fund`s Ranking:         75 out of 121    27 out of 50    14 out of 32   6 out of 12

Total returns are based on historical performance and do not guarantee future results.

                        SIX-MONTH TOTAL RETURN BREAKDOWN
                     For the Period Ended November 30, 1995

               % From            % From Asset           Six-Month
                Income       +    Appreciation    =    Total Return

                 2.35%       +        1.96%       =        4.31%

                             INTERMEDIATE-TERM FUND
                            KEY PORTFOLIO STATISTICS

                                    11/30/95            5/31/95

         Market Value:              $63,190,196         $64,657,993
         Number of Issues:          53                  58
         Average Maturity:          7.30 years          6.30 years
         Average Coupon:            6.02%               6.19%
         Average Duration:          5.45 years          4.95 years

For definitions of these terms, see page 18.

                     PORTFOLIO COMPOSITION BY CREDIT RATING

                        [pie chart]        [pie chart]
                        11/30/95           5/31/95
                        AAA: 61.3%         AAA: 51.1%
                        AA: 18.2%          AA: 28.5%
                        A: 20.5%           A: 20.4%

Credit ratings reflect the financial strength of the debt issuer and the likelihood of repayment. For more information about credit quality and credit ratings, see page 20.

                     PORTFOLIO COMPOSITION BY MARKET SECTOR

                       [pie chart]           [pie chart]
                       11/30/95              5/31/95
                       GO:  21.2%            GO:  20.7%
                       Electric:  19.4%      Electric:  20.2%
                       Hospital:  17.9%      Hospital:  17.2%
                       Prerefunded:  8.5%    Prerefunded:  12.3%
                       COPs:  8.4%           Education:  10.8%
                       Other:  24.6%         Other:  18.8%

For definitions of these security types, see page 18.

                     PORTFOLIO COMPOSITION BY MATURITY DATE

                      [pie chart]              [pie chart]
                      11/30/95                 5/31/95
                      1995-99:  18.8%          1995-99:  26.7%
                      2000-02:  33.2%          2000-02:  42.9%
                      2003-05:  26.8%          2003-05:  23.8%
                      2006-08:  12.2%          2006-08:   6.6%
                      2009-11:   7.7%
                      2012-14:   1.3%

The Fund invests primarily in intermediate-term municipal obligations. The Fund's weighted average portfolio maturity is typically five to ten years, with seven years considered a "neutral" position.

The composition of the Fund's portfolio may change over time.

                             INTERMEDIATE-TERM FUND
                              MANAGEMENT DISCUSSION

A question and answer session with Joel Silva, Municipal Portfolio Manager. Joel is part of the team of Portfolio Managers that assists Senior Municipal Portfolio Manager Dave MacEwen in the day-to-day operations of Benham Municipal Trust.

NOTE: WE SUGGEST THAT YOU REVIEW THE INVESTMENT FUNDAMENTALS, U.S. ECONOMIC REVIEW, MUNICIPAL CREDIT ANALYSIS AND MARKET SUMMARY SECTIONS BEFORE YOU READ THIS DISCUSSION. TERMS MARKED WITH AN ASTERISK (*) ARE DEFINED IN THE INVESTMENT FUNDAMENTALS SECTION BEGINNING ON PAGE 18.

Q:       How did the Fund perform?

A: The 1995 bond rally enabled the Fund to post strong returns, although it narrowly underperformed its peer group average. For the one-year period ended November 30, 1995, the Fund's total return was 13.40%, compared to the 13.79% average return of the 121 funds in its peer group over the same period (see the Lipper Performance Comparison on page 9). For the six months ended November 30, the Fund's total return was 4.31%.

Q:       Why did the Fund underperform its category average?

A: The Fund was positioned more conservatively than its peers in early 1995, when the muni market began its rally. The Fund's duration* and average maturity* were shorter than those of many of its competitors, so it experienced less price appreciation as interest rates fell at the beginning of the year.

Q: Did the Fund remain conservatively positioned during the past six months?

A: No. We began to extend the Fund's average maturity and duration in June and July, but the Fund was still slightly short compared to its peer group. The Fund's portfolio was configured in a bullet structure* to take advantage of the steepening muni yield curve* (see the graph on page 2).

         By August, the yield curve had steepened to the point where we thought the market had overreacted to flat tax fears. As a result, we continued to extend the Fund's average maturity and duration aggressively. We sold a portion of the Fund's shorter-term munis, which had appreciated in value, and shifted these assets into munis with maturities of 10 or more years. These longer-term securities had lagged the performance of shorter-term munis and were trading at relatively attractive prices. By the end of the six-month period, the Fund's duration was slightly longer than that of its peer group.

                             INTERMEDIATE-TERM FUND
                              MANAGEMENT DISCUSSION
                       (Continued from the previous page)

         We also shifted the Fund's portfolio from a bullet structure to more of a barbell structure* in anticipation of a flatter yield curve. This paid off as the muni yield curve flattened between August and November (see the graph on page 2).

Q:       Were there any particular geographic areas that looked attractive?

A: We added some California munis to the Fund's portfolio during the six-month period. The economic outlook in California has improved, and the backlash from the Orange County bankruptcy caused many California munis to trade at relatively inexpensive prices. While specifically avoiding any munis related to Orange County, we were able to find a number of bargains in California while maintaining a high level of credit quality.

Q: Speaking of credit quality, the Fund is holding more AAA-rated securities than it did six months ago (see page 10). Why?

A: As the market rallied over the past six months, investors searching for higher yields increased their demand for lower-rated munis. This caused the yield advantage of lower-rated munis to diminish. In addition, the lack of muni issuance in 1995 led bond insurers to lower their premiums to capture more business. As a result, we were able to increase the Fund's credit quality while sacrificing very little yield.

Q:       Looking ahead, what is the outlook for munis in the first half of 1996?

A: We believe that bonds, particularly munis, could perform well in 1996. Bonds in general should benefit from a continuation of slow economic growth and low inflation. Munis have two additional factors in their favor--low issuance levels and reduced fears about the flat tax.

         We expect new municipal issuance in 1996 to remain as low as it was in 1995. This will likely lead to higher muni prices and declining muni yields. We also expect the flat tax issue to fade into the background behind the budget negotiations and other tax reform proposals in 1996. If this occurs, muni yields should fall relative to Treasury yields as the spread between them widens toward historical levels.

Q: With this outlook in mind, what are your plans for the Fund over the next six months?

A: We plan to keep the Fund's duration slightly long relative to its peer group. In addition, we intend to maintain the Fund's barbell structure in anticipation of further flattening of the muni yield curve. We will also look to increase the Fund's credit quality when we can do so without giving up much yield.

                                 LONG-TERM FUND
                                 CURRENT YIELD*
                             As of November 30, 1995


         30-DAY                      30-DAY TAX-EQUIVALENT YIELDS
           SEC            ---------------------------------------------------
          YIELD               28%          31%           36%         39.6%
                          TAX BRACKET  TAX BRACKET   TAX BRACKET  TAX BRACKET
                          ---------------------------------------------------
          4.63%              6.43%        6.71%         7.23%        7.67%

YIELDS are a way of showing the rate of income the Fund earns on its investments as a percentage of its share price. The 30-DAY SEC YIELD represents net investment income earned by the Fund over a 30-day period, expressed as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the Fund's financial statements.

The 30-DAY TAX-EQUIVALENT YIELDS show the taxable yields that investors in the following federal income tax brackets would have to earn before taxes to equal the Fund's tax-free 30-Day SEC Yield:

         28% -- joint taxable income of $39,001 to $94,250 31% -- joint taxable income of $94,251 to $143,600 36% -- joint taxable income of $143,601 to $256,500 39.6% -- joint taxable income of $256,501 or more

All income dividends distributed by the Fund during the six months ended November 30, 1995, are exempt from federal income taxes.

                      NAV AND AVERAGE ANNUAL TOTAL RETURNS*
                       For Periods Ended November 30, 1995

    NET ASSET VALUE RANGE              AVERAGE ANNUAL TOTAL RETURNS
      (6/1/95-11/30/95)         --------------------------------------------
                                1 YEAR       3 YEARS     5 YEARS    10 YEARS
                                --------------------------------------------
        $11.18-$11.80           18.66%        8.08%       9.06%       8.53%

NET ASSET VALUE (NAV) RANGE indicates the Fund's share price movements over the stated period and can be used to gauge the stability of the Fund's share price.

TOTAL RETURN figures show the overall dollar or percentage change in the value of a hypothetical investment in the Fund and assume that all of the Fund's distributions are reinvested. AVERAGE ANNUAL TOTAL RETURNS illustrate the annually compounded returns that would have produced the Fund's cumulative total returns if the Fund's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the Fund's "Financial Highlights" on page 27.

The Fund commenced operations on July 31, 1984.

*Yields and total returns are based on historical Fund performance and do not guarantee future results. The Fund's share price, yields and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

                                 LONG-TERM FUND
                           SEC PERFORMANCE COMPARISON
     Comparative Performance of $10,000 Invested on 12/1/85 in the Fund and in the Lehman Brothers, Inc. Long-Term Municipal Bond Index

[line graph]
[graph data]
                  Index              Fund
11/30/85         $10,000            $10,000
12/31/85          10,187             10,263
1/31/86           10,834             10,756
2/28/86           11,322             11,195
3/31/86           11,319             11,281
4/30/86           11,319             11,209
5/31/86           11,103             11,069
6/30/86           11,198             11,143
7/31/86           11,287             11,242
8/31/86           11,877             11,743
9/30/86           11,850             11,740
10/31/86          12,053             11,978
11/30/86          12,342             12,253
12/31/86          12,326             12,187
1/31/87           12,740             12,541
2/28/87           12,775             12,626
3/31/87           12,587             12,506
4/30/87           11,881             11,477
5/31/87           11,750             11,333
6/30/87           11,376             11,536
7/31/87           11,481             11,639
8/31/87           11,532             11,636
9/30/87           11,061             11,036
10/31/87          11,060             10,926
11/30/87          11,414             11,185
12/31/87          11,563             11,365
1/31/88           12,024             11,869
2/29/88           12,166             11,996
3/31/88           11,992             11,750
4/30/88           12,086             11,838
5/31/88           12,099             11,823
6/30/88           12,335             12,015
7/31/88           12,417             12,095
8/31/88           12,466             12,129
9/30/88           12,749             12,325
10/31/88          13,039             12,573
11/30/88          12,899             12,450
12/31/88          13,123             12,641
1/31/89           13,432             12,860
2/28/89           13,244             12,718
3/31/89           13,255             12,713
4/30/89           13,644             13,009
5/31/89           13,960             13,308
6/30/89           14,172             13,478
7/31/89           14,360             13,675
8/31/89           14,141             13,460
9/30/89           14,098             13,308
10/31/89          14,285             13,482
11/30/89          14,588             13,766
12/31/89          14,696             13,858
1/31/90           14,547             13,688
2/28/90           14,711             13,857
3/31/90           14,726             13,843
4/30/90           14,546             13,577
5/31/90           14,957             14,080
6/30/90           15,104             14,193
7/31/90           15,371             14,508
8/31/90           15,005             14,040
9/30/90           14,982             14,008
10/31/90          15,299             14,359
11/30/90          15,686             14,690
12/31/90          15,756             14,781
1/31/91           15,967             15,000
2/28/91           16,079             15,018
3/31/91           16,118             15,038
4/30/91           16,367             15,262
5/31/91           16,560             15,415
6/30/91           16,529             15,321
7/31/91           16,785             15,534
8/31/91           17,026             15,740
9/30/91           17,273             16,009
10/31/91          17,453             16,190
11/30/91          17,475             16,180
12/31/91          17,891             16,691
1/31/92           17,880             16,610
2/29/92           17,908             16,642
3/31/92           17,953             16,579
4/30/92           18,124             16,733
5/31/92           18,390             17,020
6/30/92           18,745             17,392
7/31/92           19,433             18,141
8/31/92           19,172             17,782
9/30/92           19,257             17,815
10/31/92          18,935             17,437
11/30/92          19,468             17,950
12/31/92          19,721             18,228
1/31/93           19,907             18,451
2/28/93           20,833             19,426
3/31/93           20,582             19,051
4/30/93           20,863             19,396
5/31/93           21,036             19,507
6/30/93           21,431             19,863
7/31/93           21,453             19,784
8/31/93           22,002             20,370
9/30/93           22,288             20,670
10/31/93          22,330             20,653
11/30/93          22,060             20,396
12/31/93          22,629             20,827
1/31/94           22,896             21,069
2/28/94           22,139             20,424
3/31/94           20,817             19,560
4/29/94           20,977             19,575
5/31/94           21,223             19,808
6/30/94           20,968             19,684
7/29/94           21,507             20,107
8/31/94           21,552             20,096
9/30/94           21,052             19,792
10/31/94          20,406             19,402
11/30/94          19,867             19,100
12/30/94          20,572             19,546
1/31/95           21,477             20,085
2/28/95           22,352             20,633
3/31/95           22,620             20,806
4/28/95           22,608             20,786
5/31/95           23,572             21,450
6/30/95           23,138             21,189
7/31/95           23,256             21,345
8/31/95           23,584             21,557
9/30/95           23,768             21,725
10/31/95          24,343             22,148
11/30/95          24,971             22,664

Past performance does not guarantee future results.

This graph compares the Fund's performance with an appropriate broad-based market index over 10 years. We have selected the Lehman Brothers, Inc. Long-Term Municipal Bond Index to serve as the comparative index for the Fund. Although the investment characteristics of the Index are similar to those of the Fund, the securities owned by the Fund and those composing the Index are likely to be different, and securities that the Fund and the Index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the Index.

PLEASE NOTE: The line representing the Fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the Index's total return line does not.

                          LIPPER PERFORMANCE COMPARISON

Lipper Analytical Services (Lipper) is an independent mutual fund ranking service located in Summit, NJ. Rankings are based on average annual total returns for the periods ended 11/30/95 for the funds in Lipper's "General Municipal Debt Funds" category.

                             1 YEAR           3 YEARS         5 YEARS        10 YEARS
The Fund`s Total Return:     18.66%           8.08%           9.06%          8.53%
Category Average
      Total Return:          18.38%           7.21%           8.32%          8.75%
The Fund`s Ranking:          93 out of 220    13 out of 120   14 out of 98   36 out of 55

Total returns are based on historical performance and do not guarantee future results.

                        SIX-MONTH TOTAL RETURN BREAKDOWN
                     For the Period Ended November 30, 1995

             % From            % From Asset           Six-Month
             Income       +    Appreciation    =    Total Return

              2.60%       +        3.06%       =        5.66%

                                 LONG-TERM FUND
                            KEY PORTFOLIO STATISTICS

                                    11/30/95            5/31/95

         Market Value:              $53,046,914         $46,634,123
         Number of Issues:           38                  34
         Average Maturity:           18.70 years         17.10 years
         Average Coupon:             6.14%               6.81%
         Average Duration:           8.86 years          7.02 years

For definitions of these terms, see page 18.


                     PORTFOLIO COMPOSITION BY CREDIT RATING

                        [pie chart]         [pie chart]
                         11/30/95            5/31/95
                         AAA: 52.7%          AAA:  45.2%
                         AA: 36.9%           AA: 35.1%
                         A: 10.4%            A: 19.7%

Credit ratings reflect the financial strength of the debt issuer and the likelihood of repayment. For more information about credit quality and credit ratings, see page 20.

                     PORTFOLIO COMPOSITION BY MARKET SECTOR

                     [pie chart]               [pie chart]
                     11/30/95                  5/31/95
                     Electric: 18.2%           Hospital: 16.8%
                     Water/Sewer: 13.9%        Electric: 16.2%
                     Hospital: 11.9%           Water/Sewer: 15.3%
                     Housing: 10.5%            Prerefunded: 14.6%
                     Prerefunded: 9.5%         Housing: 10.0%
                     Other: 36.0%              Other: 27.1%

For definitions of these security types, see page 18.

                     PORTFOLIO COMPOSITION BY MATURITY DATE

                         [pie chart]         [pie chart]
                         11/30/95            5/31/95
                         2000-02: 9.5%       1995-99: 3.6%
                         2006-11: 14.5%      2000-02: 10.8%
                         2012-17: 51.4%      2006-11: 18.1%
                         2018-23: 19.1%      2012-17: 52.6%
                         2024-29: 5.5%       2018-23: 14.9%

The Fund invests primarily in long-term municipal obligations. The Fund's weighted average portfolio maturity is typically ten or more years.

The composition of the Fund's portfolio may change over time.

                                 LONG-TERM FUND
                              MANAGEMENT DISCUSSION
     with Dave MacEwen, Vice President & Senior Municipal Portfolio Manager

NOTE: WE SUGGEST THAT YOU REVIEW THE INVESTMENT FUNDAMENTALS, U.S. ECONOMIC REVIEW, MUNICIPAL CREDIT ANALYSIS AND MARKET SUMMARY SECTIONS BEFORE YOU READ THIS DISCUSSION. TERMS MARKED WITH AN ASTERISK (*) ARE DEFINED IN THE INVESTMENT FUNDAMENTALS SECTION BEGINNING ON PAGE 18.

Q:       How did the Fund perform?

A: The 1995 bond rally enabled the Fund to post strong returns, and it continued to perform well compared to its peer group average. For the one-year period ended November 30, 1995, the Fund's total return was 18.66%. This return exceeded the 18.38% average return of the 220 funds in its peer group over the same period (see the Lipper Performance Comparison on page 14). For the six months ended November 30, the Fund's total return was 5.66%.

Q:       Why did the Fund outperform its category average?

A: The Fund was positioned more aggressively than its peers over the past six months. The Fund's duration* was longer than those of many of its competitors, so it experienced more price appreciation as interest rates fell.

Q:       Can you elaborate on the Fund's positioning over the past six months?

A: The Fund was still somewhat defensive in June and July because of flat tax fears and expectations of a steepening muni yield curve* (see page
         2). By August, however, flat tax fears began to subside, so we extended the Fund's average maturity* and duration aggressively. We sold a portion of the Fund's shorter-term munis, which had appreciated in value, and shifted these assets into munis with maturities of 20 or more years. These longer-term securities had declined in value and were trading at relatively attractive prices. By the end of the six-month period, the Fund's duration was about 10% longer than that of its peer group.

         As we extended the Fund's average maturity and duration, we also shifted the Fund's portfolio from a bullet structure* to more of a barbell structure* in anticipation of a flatter yield curve. This paid off as the muni yield curve flattened between August and November (see the graph on page 2).

                               LONG-TERM FUND
                              MANAGEMENT DISCUSSION
                       (Continued from the previous page)

Q:       Were there any particular sectors that looked attractive?

A: We sold many of the Fund's callable premium bonds* and purchased noncallable discount bonds.* With interest rates falling, the durations of callable premium munis shortened because they are more likely to be called* prior to maturity. The noncallable discount munis lack this call feature, so their durations remained steady, providing more price appreciation as interest rates fell.

Q: The Fund is holding more AAA-rated securities than it did six months ago (see page 15). Why?

A: As the market rallied over the past six months, investors searching for higher yields increased their demand for lower-rated munis. This caused the yield advantage of lower-rated munis to diminish. In addition, the lack of muni issuance in 1995 led bond insurers to lower their premiums to capture more business. As a result, we were able to increase the Fund's credit quality while sacrificing very little yield.

Q:       Looking ahead, what is the outlook for munis in the first half of 1996?

A: We believe that bonds, particularly munis, could perform well in 1996. Bonds in general should benefit from a continuation of slow economic growth and low inflation. Munis have two additional factors in their favor--low issuance levels and reduced fears about the flat tax.

         We expect new municipal issuance in 1996 to remain as low as it was in 1995. This will likely lead to higher muni prices and declining muni yields. We also expect the flat tax issue to fade into the background behind the budget negotiations and other tax reform proposals in 1996. If this occurs, muni yields should fall relative to Treasury yields as the spread between them widens toward historical levels.

Q: With this outlook in mind, what are your plans for the Fund over the next six months?

A: We plan to keep the Fund's duration slightly long relative to its peer group. In addition, we intend to maintain the Fund's barbell structure in anticipation of further flattening of the muni yield curve. We will also look to increase the Fund's credit quality when we can do so without giving up much yield.

                             INVESTMENT FUNDAMENTALS
                                   DEFINITIONS

COMMON MUNICIPAL SECURITIES (MUNIS)

AMT Paper--instruments with income subject to the federal alternative minimum tax.

Certificates of Participation (COPs)--securities issued to finance public property improvements (such as city halls and police stations).

General Obligation (GO) bonds--securities backed by the taxing power of the issuer.

Municipal Commercial Paper (CP)--high-grade short-term instruments backed by a line of credit from a bank.

Municipal Notes--securities with maturities of two years or less.

Prerefunded Bonds--securities refinanced by the issuer because of their premium coupons (higher-than-market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

Revenue Bonds--securities backed by revenues from sales taxes or from a specific project, system or facility (such as a hospital, electric utility or water system).

Variable-Rate Demand Notes (VRDNs)--securities that track market interest rates and stabilize their market values using periodic (daily or weekly) interest rate adjustments.

PORTFOLIO STATISTICS

Market Value--the market value of a fund's investments on a given date.

Number of Issues--the number of different securities issuances held by a fund on a given date.

Average Maturity--a weighted average of all bond maturities in a fund's portfolio (see also page 21).

Average Coupon--a weighted average of all coupons held in a fund's portfolio (see also below).

Average Yield--a weighted average of the yields to maturity of the securities in a money market fund's portfolio.

Average Duration--a weighted average of all bond durations in a fund's portfolio
 (see also page 21).

INVESTMENT TERMS

Basis Points--a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%). Basis points are used to clearly describe interest rate changes. For example, if a news report indicates that interest rates rose 1%, does that mean 1% of the previous rate or one percentage point? It is more accurate to state that interest rates rose by 100 basis points.

Coupon--the stated interest rate on a bond.

Discount Bonds--bonds whose coupons are lower than prevailing interest rates (see also page 22).

Par Bonds--bonds that trade or are priced at their face value.

Premium Bonds--bonds whose coupons are higher than prevailing interest rates (see also page 22).

                             INVESTMENT FUNDAMENTALS
                                 THE YIELD CURVE

One of the fundamental tenets of investing is the relationship between risks and returns--the greater the risks, the greater the chances of earning higher returns over time. The downside is the correspondingly higher potential for short-term losses--an investment that generates a high return probably has a greater likelihood of significant fluctuations in value or return, especially in the short run.

Bonds are no exception. The riskiest bonds--those with the greatest exposure to interest rate movements and price fluctuations--generally have the highest yields and returns over time but can experience severe short-term losses. On the other hand, bonds with less exposure to interest rate movements and less price fluctuation generally have lower yields and returns but are more stable.

The yield curve is a graphic representation of the relationship between bond risks and returns at a point in time. Yield curve graphs plot bond maturities (which represent risk since longer maturities increase risk) along the horizontal axis and rising yields (which represent return) on the vertical axis. Therefore, the lower left corners of yield curve graphs have the lowest risks and the lowest potential returns, while the upper right corners have the highest risks and the highest potential returns.

Yield curves can have several different shapes, depending on interest rate levels and the economic environment:

Normal (Upward Sloping) Yield Curve--a yield curve that shows a normal risk/ return relationship--short-term securities have lower yields than long-term securities. Most normal yield curves start in the lower left corner of the graph and rise to the upper right corner.

Steep Yield Curve--a normal yield curve that shows a large difference between short-term yields and long-term yields. This typically occurs when the bond market is responding to inflation fears (causing high long-term bond yields) and the Fed hasn't raised short-term interest rates enough (or the economy hasn't slowed down enough) to quell those fears.

Flat Yield Curve--a yield curve that shows short-term securities having almost the same yields as long-term securities. This typically occurs after the Fed has raised short-term interest rates several times (to fight inflation when the economy is strong) or when the bond market expects the Fed to lower short-term interest rates (in a weaker economic environment).

Inverted Yield Curve--a yield curve that shows short-term securities having higher yields than long-term securities. This typically develops from a flat yield curve if the Fed continues to raise short-term interest rates (when the economy is strong) or if it fails to lower short-term rates when the market expects it to do so (in a weaker economic environment).

                             INVESTMENT FUNDAMENTALS
                                MUNI RISK FACTORS

CREDIT QUALITY AND CREDIT RATINGS

Bond credit quality (the issuer's financial strength and the likelihood of timely payment of interest and principal) is a key factor in bond investment analysis. Credit ratings issued by independent rating and research companies such as Standard & Poor's help quantify credit quality--the stronger the issuer, the higher the credit rating. In turn, credit quality and ratings greatly influence bond prices and yields--high ratings mean higher prices and less current income (yield) as compensation for risk. But credit ratings are subjective. They reflect the opinions of the rating agencies that issue them and are not absolute standards of quality, as the Orange County bankruptcy made painfully clear. In that case, highly rated munis issued by a wealthy county still suffered defaults. Furthermore, in addition to the credit risk, there is still market risk. High credit ratings do not guarantee good investment performance. They do not reflect the price stability of a muni when economic or market conditions change.

CALLABILITY

Many munis are callable, which means they can be redeemed by the issuer before maturity. When interest rates fall, municipalities find it financially rewarding to refinance the bonds they've issued because they can reduce their monthly interest payments. The municipalities exercise their "call" options to refinance the bonds. Calls are bad for muni investors--calls reduce the life of a municipal portfolio and force the portfolio manager to reinvest in lower-yielding munis. The durations of munis effectively shorten as rates fall.

Calls also boost supply and help drive down muni prices. Call options can only be exercised on specific "call dates," which don't always coincide with periods of low interest rates when refinancing is desirable. As a result, municipalities will issue new bonds when interest rates are low and use the proceeds to buy Treasuries, which offset the old bonds (now known as "prerefunded bonds") on their balance sheets until the bonds can be retired on the call date. When the call date arrives, the Treasuries mature, and the prerefunded bonds are retired. During this process, there is a period of time when both the newly issued bonds and the prerefunded bonds remain outstanding. This situation doubles the muni supply, which can depress prices.

DURATION EXTENSION

Duration extension occurs when interest rates increase significantly, as they did in 1994. Higher interest rates reduce calls, which is good for municipal investors, but the lower level of calls causes the durations of munis to extend longer, which is bad when rates are rising. Muni funds become more susceptible to price declines at a time when greater price stability would be desirable. By contrast, Treasury durations generally shorten slightly when interest rates experience a large increase. Because of their higher coupons, premium bonds experience less duration extension than par or discount bonds.

                             INVESTMENT FUNDAMENTALS
                       PORTFOLIO SENSITIVITY MEASUREMENTS

DURATION

Duration measures the price sensitivity of a bond or bond fund to changes in interest rates. Specifically, duration represents the approximate percentage change in the price of a bond or bond fund if interest rates move up or down by 100 basis points (a basis point equals 0.01%). For example, as of November 30, 1995, the Intermediate-Term Fund's duration was approximately 5.5 years. If interest rates were to rise by 100 basis points, the Fund's share price would be expected to decline by 5.5%. Conversely, if interest rates were to fall by 100 basis points, the Fund's share price would be expected to increase by 5.5%.

The longer the duration, the more bond or bond fund prices will move in response to interest rate changes. Therefore, portfolio managers generally want durations to be as long as possible when interest rates fall (to maximize bond price increases) and as short as possible when interest rates rise (to minimize bond price declines), taking into account the objectives of the portfolio.

Duration, measured in years, also approximates (but understates) the weighted average life of a bond or bond portfolio. To calculate duration, the future interest and principal payments are added together and weighted in proportion to their time value (early payments are valued more than later payments because early payments can be reinvested and compound additional returns).

AVERAGE MATURITY

Average maturity is another measurement of the interest rate sensitivity of a bond portfolio. Average maturity measures the average amount of time that will pass until a bond portfolio receives its principal payments from matured bonds. The longer a portfolio's average maturity, the more interest rate exposure and interest rate sensitivity it has. For example, a portfolio with a ten-year average maturity has much more potential exposure to interest rate changes than a portfolio with a one-year average maturity.

Portfolio managers generally lengthen average maturities when interest rates fall (to maximize exposure and capture as much price appreciation as possible) and reduce average maturities when interest rates rise (to minimize exposure and avoid as much price depreciation as possible), as long as this strategy is compatible with the objectives of the portfolio. Reducing the average maturity in a rising interest rate environment allows the portfolio manager to more quickly reinvest matured assets in higher-yielding securities.

                             INVESTMENT FUNDAMENTALS
                                  BOND PRICING

PREMIUM AND DISCOUNT BONDS

Municipal bonds are generally priced at a premium or at a discount. Premium bonds are bonds that trade or are priced above par (face value), typically because their interest coupons are higher than the prevailing market interest rate. Discount bonds are bonds that trade or are priced below par, typically because their interest coupons are lower than the prevailing market interest rate.

A bond may be both a premium bond and a discount bond during its life, depending on changing market conditions. As market rates rise and bond prices fall, the price of a premium bond can fall below par, and the bond becomes a discount bond. Conversely, as market rates fall and bond prices rise, the price of a discount bond can rise above par, and the bond becomes a premium bond.

Premium munis tend to have more price stability than discount munis--premium munis depreciate less when interest rates rise (they experience less duration extension), but they appreciate less when interest rates fall (they experience more calls). Discount munis behave more like long-term Treasury securities.

TAX TREATMENT OF DISCOUNT BONDS

In 1993, new rules were passed regarding the tax treatment of long-term gains on discount munis. In the past, any gain earned from the market discount was treated as a capital gain, which is taxed at a maximum rate of 28%. However, the newer law requires that any gain attributable to the market discount must be treated as taxable ordinary income, which is taxed at the same rate as an individual's tax bracket (up to 39.6%). Small market discounts (according to a formula based on the price of the bond and the maturity date) are not subject to the new law.

This tax treatment has made discount bonds less attractive in the muni market because most municipal investors prefer to avoid incurring taxable income. Discount munis also tend to have relatively low prices to make up for the expected tax liability. As a result, when the price of a muni falls to the point where it is traded at a market discount, the combination of reduced desirability and added tax liability tends to lead to further price declines.

                             INVESTMENT FUNDAMENTALS
                  PORTFOLIO STRUCTURES & TAXABLE DISTRIBUTIONS

BOND PORTFOLIO STRUCTURES

Barbell Structure--a structure that overweights a portfolio in short- and long-term securities and underweights intermediate-term securities. This structure tends to outperform a bullet structure when the yield curve is moving from steep to flat (short-term rates are rising faster than long-term rates, or long-term rates are falling faster than short-term rates). In a rising interest rate environment, the short-term securities capture the higher yields with little price depreciation. In a declining interest rate environment, the short-term securities provide a relatively steady yield, while the long bonds produce more price appreciation than intermediate-term securities.

Bullet Structure--a structure that clusters a portfolio's bond maturities around a single maturity (usually an intermediate-term maturity). This structure tends to outperform a barbell structure when the yield curve is moving from flat to steep (long-term rates are rising faster than short-term rates, or short-term rates are falling faster than long-term rates). In a rising interest rate environment, intermediate-term securities experience less price depreciation than long-term securities. In a declining interest rate environment, intermediate-term securities provide significantly more price appreciation than short-term securities.

Ladder Structure--a balanced structure that staggers bond maturities so they occur at regular intervals. This structure tends to be effective when interest rates are relatively stable, and it provides a regular schedule of maturing securities.

TAXABLE DISTRIBUTIONS

It's important to remember for your tax planning that tax-free funds often generate taxable year-end distributions. These distributions typically result from short-term and long-term capital gains. The taxable distributions usually happen under favorable circumstances (the capital gains reflect bond appreciation), but such distributions understandably attract attention simply because they are taxable instead of tax free.

Although we manage our tax-free and municipal funds to earn tax-exempt income, they may realize taxable capital gains as we pursue higher total returns. By law, the funds must distribute these capital gains to shareholders each year. Under current tax law, each fund must distribute net short-term capital gains realized by the fund as taxable ordinary income. Each fund distributes net long-term capital gains to shareholders as a taxable capital gains distribution.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                 BENHAM MUNICIPAL TRUST
                                                   FINANCIAL HIGHLIGHTS
           For a Share Outstanding Throughout the Six Months Ended November 30, 1995, and the Years Ended May 31
                                                        (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
Benham National Tax-Free Money Market Fund
------------------------------------------------------------------------------------------------------------------------------------

                             NOV. 30,      MAY 31,   MAY 31,    MAY 31,   MAY 31,   MAY 31,   MAY 31,    MAY 31,   MAY 31,   MAY 31,
                               1995         1995      1994       1993      1992      1991      1990       1989      1988      1987
                              -------      -------   -------    -------   -------   -------   -------    -------   -------    -----
PER-SHARE DATA
--------------
NET ASSET VALUE AT BEGINNING
  OF PERIOD.................    $1.00        1.00      1.00      1.00      1.00       1.00      1.00      1.00       1.00      1.00
  Income From Investment Operations
  Net Investment Income.....    .0163       .0295     .0191     .0210     .0340      .0499     .0556     .0568      .0484     .0431
  Net Realized and Unrealized
    Losses on Investments...        0           0         0         0         0          0         0         0     (.0074)        0
                             --------    --------  --------  --------  --------   --------  --------  --------   --------  --------
    Total Income From
      Investment Operations.    .0163       .0295     .0191     .0210     .0340      .0499     .0556     .0568      .0410     .0431
                             --------    --------  --------  --------  --------   --------  --------  --------   --------  --------
  Less Distributions
  Dividends from Net
    Investment  Income......   (.0163)     (.0295)   (.0191)   (.0210)   (.0340)    (.0499)   (.0556)   (.0568)    (.0410)   (.0431)
  Distributions from Net
    Realized Capital Gains..        0           0         0         0         0          0         0         0          0         0
                             --------    --------  --------  --------  --------   --------  --------  --------   --------  --------
    Total Distributions.....   (.0163)     (.0295)   (.0191)   (.0210)   (.0340)    (.0499)   (.0556)   (.0568)    (.0410)   (.0431)
                             --------    --------  --------  --------  --------   --------  --------  --------   --------  --------
NET ASSET VALUE AT END OF
  PERIOD....................   $ 1.00        1.00      1.00      1.00      1.00       1.00      1.00      1.00       1.00      1.00
                             ========    ========  ========  ========  ========   ========  ========  ========   ========  ========
TOTAL RETURN+...............     1.63%       2.95%     1.92%     2.12%     3.48%      5.13%     5.68%     5.80%      4.19%     4.37%
------------
SUPPLEMENTAL DATA AND RATIOS
----------------------------
Net Assets at End of Period
  (in thousands of dollars).$  94,846      92,034   109,818   109,875   111,112    111,224    92,975    93,897     70,976    80,081
Ratio of Expenses to
  Average Daily Net Assets..      .66%*       .66%      .67%      .68%      .57%       .50%      .50%      .50%       .31%      .25%
Ratio of Net Investment Income
  to Average Daily Net Assets    3.20%*      2.88%     1.89%     2.10%     3.40%      4.99%     5.56%     5.68%      4.10%     4.31%

-------------------
+ Total return figures assume reinvestment of dividend distributions and are not annualized.
* These ratios are annualized and include expenses paid through expense offset arrangements.

  See the accompanying notes to financial statements.

                                                  BENHAM MUNICIPAL TRUST
                                                   FINANCIAL HIGHLIGHTS
           For a Share Outstanding Throughout the Six Months Ended November 30, 1995, and the Years Ended May 31
                                                        (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
Benham National Tax-Free Intermediate-Term Fund
------------------------------------------------------------------------------------------------------------------------------------

                             NOV. 30,      MAY 31,   MAY 31,    MAY 31,   MAY 31,   MAY 31,   MAY 31,    MAY 31,   MAY 31,   MAY 31,
                               1995         1995      1994       1993      1992      1991      1990       1989      1988      1987
                              -------      -------   -------    -------   -------   -------   -------    -------   -------    -----
PER-SHARE DATA
--------------
NET ASSET VALUE AT BEGINNING
  OF PERIOD..................  $10.71       10.60     10.90     10.48     10.33      10.03      9.97      9.98       9.87      9.91
  Income from Investment Operations
  Net Investment Income......   .2564       .5039     .5106     .5189     .5639      .6062     .6132     .6312      .6331     .6412
  Net Realized and Unrealized Gains
    (Losses) on Investments..   .2000       .1467    (.1856)    .5278     .2721      .3103     .0600    (.0100)     .1100    (.0400)
                             --------    --------  --------  --------  --------   --------  --------  --------   --------  --------
    Total Income (Losses) From
      Investment Operations..   .4564       .6506     .3250    1.0467     .8360      .9165     .6732     .6212      .7431     .6012
                             --------    --------  --------  --------  --------   --------  --------  --------   --------  --------
  Less Distributions
  Dividends from Net
    Investment Income........  (.2564)     (.5039)   (.5106)   (.5189)   (.5639)    (.6062)   (.6132)   (.6312)    (.6331)   (.6412)
  Distributions from Net Realized
    Capital Gains............       0      (.0367)   (.1144)   (.1078)   (.1221)    (.0103)        0         0          0         0
                             --------   ---------   -------  --------  --------   --------  --------  --------   --------  --------
    Total Distributions......  (.2564)     (.5406)   (.6250)   (.6267)   (.6860)    (.6165)   (.6132)   (.6312)    (.6331)   (.6412)
                             --------    --------  --------  --------  --------   --------  --------  --------   --------  --------
NET ASSET VALUE AT END OF
PERIOD....................... $ 10.91       10.71     10.60     10.90     10.48      10.33     10.03      9.97       9.98      9.87
                             ========    ========  ========  ========  ========   ========  ========  ========   ========  ========
TOTAL RETURN+................    4.31%       6.40%     2.93%    10.26%     8.28%      9.43%     6.95%     6.44%      7.75%     6.03%
------------
SUPPLEMENTAL DATA AND RATIOS
----------------------------
Net Assets at End of Period
  (in thousands of dollars).$  64,518      64,904    70,925    67,550    44,315     34,196    24,628    21,337     20,121    19,548
Ratio of Expenses to
  Average Daily Net Assets..      .70%*       .66%      .67%      .72%      .65%       .50%      .50%      .50%       .50%      .50%
Ratio of Net Investment Income
  to Average Daily Net Assets    4.68%*      4.82%     4.61%     4.81%     5.38%      5.97%     6.12%     6.36%      6.34%     6.27%
Portfolio Turnover Rate.....    19.01%      47.48%    46.11%    36.31%    84.96%     54.98%   142.06%    49.07%     54.31%    26.31%

-------------------
+ Total return figures assume reinvestment of dividend and capital gain distributions and are not annualized.
* These ratios are annualized and include expenses paid through expense offset arrangements.

  See the accompanying notes to financial statements.

                                                  BENHAM MUNICIPAL TRUST
                                                   FINANCIAL HIGHLIGHTS
           For a Share Outstanding Throughout the Six Months Ended November 30, 1995, and the Years Ended May 31
                                                        (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
Benham National Tax-Free Long-Term Fund
------------------------------------------------------------------------------------------------------------------------------------

                             NOV. 30,      MAY 31,   MAY 31,    MAY 31,   MAY 31,   MAY 31,   MAY 31,    MAY 31,   MAY 31,   MAY 31,
                               1995         1995      1994       1993      1992      1991      1990       1989      1988      1987
                              -------      -------   -------    -------   -------   -------   -------    -------   -------    -----
PER-SHARE DATA
--------------
NET ASSET VALUE AT BEGINNING
  OF PERIOD.................. $ 11.47       11.26     11.92     11.26     11.05      10.87     11.02     10.51      10.79     11.37
  Income From Investment Operations
  Net Investment Income......   .3063       .6213     .6221     .6280     .6685      .7166     .7187     .7655      .7731     .8389
  Net Realized and Unrealized Gains
    (Losses) on Investments..   .3300       .2651    (.4154)    .9243     .4333      .2610    (.1000)    .5100     (.2800)   (.5800)
                             --------    --------  --------  --------  --------   --------  --------  --------   --------  --------
    Total Income (Losses) From
      Investment Operations..   .6363       .8864     .2067    1.5523    1.1018      .9776     .6187    1.2755      .4931     .2589
                             --------    --------  --------  --------  --------   --------  --------  --------   --------  --------
  Less Distributions
  Dividends from Net
    Investment Income........  (.3063)     (.6213)   (.6221)   (.6280)   (.6685)    (.7166)   (.7187)   (.7655)    (.7731)   (.8389)
  Distributions from Net Realized
    Capital Gains............       0      (.0551)   (.2446)   (.2643)   (.2233)    (.0810)   (.0500)        0          0         0
                             --------    --------  --------  --------  --------   --------  --------  --------   --------  --------
    Total Distributions......  (.3063)     (.6764)   (.8667)   (.8923)   (.8918)    (.7976)   (.7687)   (.7655)    (.7731)   (.8389)
                             --------    --------  --------  --------  --------   --------  --------  --------   --------  --------
NET ASSET VALUE AT END OF
PERIOD....................... $ 11.80       11.47     11.26     11.92     11.26      11.05     10.87     11.02      10.51     10.79
                             ========    ========  ========  ========  ========   ========  ========  ========   ========  ========
TOTAL RETURN+................    5.66%       8.29%     1.54%    14.61%    10.42%      9.48%     5.80%    12.56%      4.32%     2.39%
-------------
SUPPLEMENTAL DATA AND RATIOS
----------------------------
Net Assets at End of Period
  (in thousands of dollars).$  54,338      47,314    57,330    54,241    42,146     35,137    43,682    33,406     25,217    23,982
Ratio of Expenses to
  Average Daily Net Assets..      .70%*       .66%      .67%      .72%      .65%       .50%      .50%      .50%       .50%      .50%
Ratio of Net Investment Income
  to Average Daily Net Assets    5.59%*      5.59%     5.16%     5.40%     6.00%      6.57%     6.58%     7.14%      7.27%     7.11%
Portfolio Turnover Rate.....    15.60%      34.09%    39.37%   105.14%   148.26%    150.07%   214.76%    69.49%     76.11%   102.45%

-------------------
+ Total return figures assume reinvestment of dividend and capital gain distributions and are not annualized.
* These ratios are annualized and include expenses paid through expense offset arrangements.

  See the accompanying notes to financial statements.

                                                  BENHAM MUNICIPAL TRUST
                                           STATEMENTS OF ASSETS AND LIABILITIES
                                                     November 30, 1995
                                                        (Unaudited)

                                                                                BENHAM NATIONAL    BENHAM NATIONAL   BENHAM NATIONAL
                                                                                   TAX-FREE           TAX-FREE           TAX-FREE
                                                                                 MONEY MARKET     INTERMEDIATE-TERM      LONG-TERM
                                                                                     FUND               FUND               FUND
                                                                                   ---------          ---------          ---------
ASSETS
   Investment securities at value (cost of $93,159,029,
     $60,088,104, and $48,674,412, respectively) (Note 4).......................$93,159,029         63,190,196         53,046,914
   Cash.........................................................................    785,509            282,419          1,198,937
   Interest receivable..........................................................    597,503          1,134,858            963,118
   Receivable for fund shares sold..............................................    361,797             26,667            239,659
   Prepaid expenses and other assets............................................      2,767              1,650              2,716
                                                                                -----------        -----------         ----------
     Total assets............................................................... 94,906,605         64,635,790         55,451,344
                                                                                -----------        -----------         ----------
LIABILITIES
   Payable for securities purchased.............................................          0                  0          1,022,094
   Payable for fund shares redeemed.............................................        500             18,215              5,540
   Dividends payable............................................................     11,631             60,658             55,891
   Fees payable to affiliates (Note 2)..........................................     48,375             35,385             29,530
   Accrued expenses and other liabilities.......................................         0               3,276                  0
                                                                                -----------        -----------         ----------
     Total liabilities..........................................................     60,506            117,534          1,113,055
                                                                                -----------        -----------         ----------
NET ASSETS......................................................................$94,846,099         64,518,256         54,338,289
                                                                                ===========        ===========         ==========
Net assets consist of:
   Capital paid in.............................................................. 94,846,099         61,735,118         50,718,786
   Net realized loss on investments.............................................   (242,901)          (318,954)          (752,999)
   Undistributed net investment income..........................................    242,901                  0                  0
   Net unrealized appreciation on investments (Note 4)..........................          0          3,102,092          4,372,502
                                                                                -----------        -----------         ----------
Net assets......................................................................$94,846,099         64,518,256         54,338,289
                                                                                ===========        ===========         ==========
Shares of beneficial interest outstanding (unlimited number of
shares authorized).............................................................. 94,846,099          5,913,876          4,604,101
                                                                                ===========        ===========         ==========
Net asset value, offering price and redemption price per share..................      $1.00              10.91              11.80
                                                                                     ======             ======              =====

-------------------
See the accompanying notes to financial statements.

                                                  BENHAM MUNICIPAL TRUST
                                                 STATEMENTS OF OPERATIONS
                                        For the Six Months Ended November 30, 1995
                                                        (Unaudited)
                                                                                BENHAM NATIONAL    BENHAM NATIONAL   BENHAM NATIONAL
                                                                                   TAX-FREE           TAX-FREE           TAX-FREE
                                                                                 MONEY MARKET     INTERMEDIATE-TERM      LONG-TERM
                                                                                     FUND               FUND               FUND
                                                                                  ---------         ---------          ---------
INVESTMENT INCOME
   Interest income.............................................................. $1,812,451         1,736,415          1,539,730
                                                                                 ----------        ----------          ---------
EXPENSES (NOTE 2)
   Investment advisory fees.....................................................    211,439           144,265            109,540
   Administrative fees..........................................................     45,519            31,057             23,582
   Transfer agency fees.........................................................     33,155            23,036             20,226
   Printing and postage.........................................................     10,992             7,014              5,421
   Custodian fees...............................................................     12,551             6,838              6,964
   Auditing and legal fees......................................................     12,807             8,858              6,646
   Registration and filing fees.................................................     12,348            12,066             11,812
   Directors' fees and expenses.................................................      1,384             1,242              1,159
   Other operating expenses.....................................................     10,237             4,691              3,734
                                                                                 ----------        ----------          ---------
     Total expenses.............................................................    350,432           239,067            189,084
Amount waived (Note 2)..........................................................    (42,711)          (13,030)           (18,440)
Custodian earnings credits (Note 5).............................................     (7,127)           (4,919)            (2,705)
                                                                                 ----------        ----------          ---------
   Net expenses.................................................................    300,594           221,118            167,939
                                                                                 ----------        ----------          ---------
     Net investment income......................................................  1,511,857         1,515,297          1,371,791
                                                                                 ----------        ----------          ---------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 4)
Net realized gain:
   Proceeds from sales..........................................................          0        14,841,162          7,924,600
   Cost of securities sold......................................................          0        14,376,433          7,514,536
                                                                                 ----------        ----------          ---------
     Net realized gain..........................................................          0           464,729            410,064
                                                                                 ----------        ----------          ---------
Unrealized appreciation of investments:
   Beginning of period..........................................................          0         2,391,634          3,261,804
   End of period................................................................          0         3,102,092          4,372,502
                                                                                 ----------        ----------          ---------
     Net unrealized appreciation for the period.................................          0           710,458          1,110,698
                                                                                 ----------        ----------          ---------
     Net realized and unrealized gain on investments............................          0         1,175,187          1,520,762
                                                                                 ----------        ----------          ---------
Net increase in assets resulting from operations................................ $1,511,857         2,690,484          2,892,553
                                                                                 ==========        ==========          =========

-------------------
See the accompanying notes to financial statements.

                                                  BENHAM MUNICIPAL TRUST
                                            STATEMENTS OF CHANGES IN NET ASSETS
                          For the Six Months Ended November 30, 1995, and Year Ended May 31, 1995
                                                        (Unaudited)

                                                              Benham                      Benham                      Benham
                                                         National Tax-Free           National Tax-Free           National Tax-Free
                                                         Money Market Fund        Intermediate-Term Fund          Long-Term Fund
                                                        ------------------          ------------------          ------------------
                                                       Nov. 30,       May 31,     Nov. 30,       May 31,      Nov. 30,      May 31,
                                                         1995          1995         1995          1995          1995         1995
                                                       --------      --------     --------      --------      --------     --------
FROM INVESTMENT ACTIVITIES:
  Net investment income...........................   $1,511,857     2,867,825     1,515,297     3,200,704    1,371,791    2,803,820
  Net realized gain (loss) on investments.........            0             0       464,729      (784,150)     410,064   (1,163,064)
  Net change in unrealized appreciation
    (depreciation) of investments.................            0             0       710,458     1,520,540    1,110,698    2,008,820
                                                    -----------   -----------   -----------   -----------  -----------  -----------
    Change in net assets derived from investment
      activities..................................    1,511,857     2,867,825     2,690,484     3,937,094    2,892,553    3,649,576
                                                    -----------   -----------   -----------   -----------  -----------  -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income...........................   (1,511,857)   (2,867,825)   (1,515,297)   (3,200,704)  (1,371,791)  (2,803,820)
  Net realized gain on investments................            0             0             0      (227,528)           0     (244,076)
                                                    -----------   -----------   -----------   -----------  -----------  -----------
    Total distributions to shareholders...........   (1,511,857)   (2,867,825)   (1,515,297)   (3,428,232)  (1,371,791)  (3,047,896)
                                                    -----------   -----------   -----------   -----------  -----------  -----------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 3):
  Proceeds from sales of shares...................   42,801,450    85,655,933     6,865,971    16,491,110   22,818,928   46,320,152
  Net asset value of dividends reinvested.........    1,449,130     2,711,200     1,154,058     2,600,390      958,124    2,233,888
  Cost of shares redeemed.........................  (41,438,579) (106,151,286)   (9,580,501)  (25,621,380) (18,273,670) (59,171,786)
                                                    -----------   -----------   -----------   -----------  -----------  -----------
Change in net assets derived from
      capital share transactions..................    2,812,001   (17,784,153)   (1,560,472)   (6,529,880)   5,503,382  (10,617,746)
                                                    -----------   -----------   -----------   -----------  -----------  -----------
    Net increase (decrease) in net assets.........    2,812,001   (17,784,153)     (385,285)   (6,021,018)   7,024,144  (10,016,066)
NET ASSETS:
  Beginning of period.............................   92,034,098   109,818,251    64,903,541    70,924,559   47,314,145   57,330,211
                                                    -----------   -----------   -----------   -----------  -----------  -----------
  End of period...................................  $94,846,099    92,034,098    64,518,256    64,903,541   54,338,289   47,314,145
                                                    ===========   ===========   ===========   ===========  ===========  ===========

-------------------
See the accompanying notes to financial statements.

BENHAM MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1995
(UNAUDITED)

(1)  SIGNIFICANT ACCOUNTING POLICIES

Benham Municipal Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end management investment company. Benham National Tax-Free Money Market Fund, Benham National Tax-Free Intermediate-Term Fund, and Benham National Tax-Free Long-Term Fund are three of the six funds composing the Trust. Significant accounting policies followed by the Funds are summarized below.

VALUATION OF INVESTMENT SECURITIES--Securities held by the Money Market Fund are valued at amortized cost, which approximates current market value. Securities held by the Intermediate-Term and Long-Term Funds (collectively the "Variable-Price Funds") are valued at current market value as determined by an independent pricing service. When valuations are not readily available, securities are valued at fair value as determined in good faith by the Board of Trustees. Securities transactions are recorded on the date the order to buy or sell is executed. Realized gains and losses on securities transactions are determined on the basis of identified cost.

INCOME TAXES--Each Fund of the Trust intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By doing so, each Fund will not be subject to federal or California franchise taxes to the extent that it distributes its net investment income and net realized capital gains to shareholders. Accordingly, no provision for income taxes has been made for federal or state taxes. As of May 31, 1995, the Money Market Fund, Intermediate-Term Fund, and Long-Term Fund had capital loss carryovers of $242,901, $382,614, and $330,926, respectively. No future capital gain distributions will be made by each Fund until the loss carryover has been offset or has expired. The capital loss carryovers for the Money Market Fund and respective Variable-Price Funds expire May 31, 1996, and May 31, 2003, respectively.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes.

SHARE VALUATION--Each Fund's net asset value per share is computed each business day by dividing the value of the Fund's total assets, less its liabilities, by the total number of shares outstanding at the beginning of each business day. It is the Trust's policy to maintain a constant net asset value of $1.00 per share for the Money Market Fund, although there is no guarantee it will be able to do so. The Variable-Price Funds' net asset values fluctuate daily in response to changes in the market value of their investments.

INVESTMENT INCOME, PREMIUM AND DISCOUNT--Interest income and expenses are accrued daily. Premium on securities purchased is amortized daily using the effective interest rate method over the shorter period of purchase date to call date or maturity date for the Variable-Price Funds. Market discount is recognized as income upon the sale or maturity of the security for the Variable-Price Funds. Original issue discount for municipal securities is accrued daily using the effective interest rate method for the Variable-Price Funds. Premium and discount are accrued daily on a straight-line basis through maturity or call date for securities held by the Money Market Fund.

DIVIDENDS AND OTHER DISTRIBUTIONS--With respect to the Money Market Fund, dividends are declared and credited daily and distributed on the last business day of the month. The Variable-Price Funds' dividends are declared daily, accrued throughout the month, and distributed on the last business day of the month. Net realized long-term capital gains, if any, are distributed annually. Distributions are paid in cash or reinvested as additional shares.

(2)  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Benham Management Corporation (BMC) is a wholly owned subsidiary of Twentieth Century Companies, Inc. (TCC). BMC's former parent company, Benham Management International, Inc., merged into TCC on June 1, 1995. Each Fund pays BMC a monthly investment advisory fee based on its pro rata share of the dollar amount derived from applying the Trust's average daily net assets to the following annualized investment advisory fee schedule.

     .50% of the first $100 million
     .45% of the next $100 million
     .40% of the next $100 million
     .35% of the next $100 million
     .30% of the next $100 million
     .25% of the next $1 billion
     .24% of the next $1 billion
     .23% of the next $1 billion
     .22% of the next $1 billion
     .21% of the next $1 billion
     .20% of the next $1 billion
     .19% of average daily net assets over $6.5 billion

BMC provides the Trust with all investment advice. Twentieth Century Services, Inc. pays all compensation of Fund officers and trustees who are officers or directors of TCC or any of its subsidiaries. In addition, promotion and distribution expenses are paid by BMC.

The Trust has an Administrative Services and Transfer Agency Agreement with Benham Financial Services, Inc. (BFS), a wholly owned subsidiary of TCC. Under the agreement, BFS provides substantially all administrative service and transfer agency services necessary to operate each of the Funds. Fees for these services are based on transaction volume, number of accounts and the average net assets of all funds in The Benham Group.

The Trust has an additional agreement with BMC pursuant to which BMC established a contractual expense guarantee that limits Fund expenses (excluding extraordinary expenses such as brokerage commissions and taxes) to .64% for the Money Market Fund and .69% for the Variable-Price Funds of average daily net assets. The agreement provides further that BMC may recover amounts (representing expenses in excess of the Fund's expense guarantee rate) absorbed during the preceding 11 months, if, and to the extent that, for any given month, the Fund's expenses are less than the expense guarantee rate in effect at that time. The expense guarantee rate is renewed annually in June.

The payables to affiliates as of November 30, 1995, based on the above agreements were as follows:

                         National Tax-Free National Tax-Free National Tax-Free
                           Money Market    Intermediate-Term     Long-Term
                               Fund              Fund              Fund
                          --------------     ------------      ------------
Investment Advisor          $ 31,868            23,600           19,592
Administrative Services        7,371             5,067            4,177
Transfer Agent                 9,136             6,718            5,761
                             -------           -------          -------
                            $ 48,375            35,385          29,530
                             =======           =======          =======

The Trust has a distribution agreement with Benham Distributors, Inc. (BDI), which is responsible for promoting sales of and distributing the Trust's shares. BDI is a wholly owned subsidiary of TCC.

(3)  SHARE TRANSACTIONS

Share transactions for each of the Funds for the six months ended November 30, 1995, and the year ended May 31, 1995, were as follows:

                          National Tax-Free              National Tax-Free                 National Tax-Free
                            Money Market                 Intermediate-Term                     Long-Term
                               Fund                            Fund                              Fund
                  ----------------------------     ----------------------------    -------------------------------
                   Nov. 30,           May 31,       Nov. 30,          May 31,          Nov. 30,          May 31,
                     1995              1995           1995             1995              1995             1995
                   --------          ---------       -------          -------           -------          -------
Shares sold...... 42,801,450        85,655,933       636,745         1,583,041        1,994,819         4,226,181
Reinvestment
of dividends.....  1,449,130         2,711,200       106,996           249,260           83,579           202,482
                  ----------        ----------      --------          --------         --------          --------
                  44,250,580        88,367,133       743,741         1,832,301        2,078,398         4,428,663

Less shares
redeemed.........(41,438,579)     (106,151,286)     (889,517)       (2,465,987)      (1,598,267)       (5,395,725)
                  ----------        ----------      --------          --------         --------          --------
Net increase
(decrease) in
shares...........  2,812,001       (17,784,153)     (145,776)         (633,686)         480,131          (967,062)
                  ==========        ==========      ========          ========         ========          ========

(4)  INVESTMENT SECURITIES--PURCHASES, SALES AND/OR MATURITIES

Portfolio activity, excluding short-term securities, for the six months ended November 30, 1995, was as follows:
                                       National Tax-Free   National Tax-Free
                                       Intermediate-Term       Long-Term
                                             Fund                Fund
                                       ----------------    ----------------
Purchases...........................    $12,198,178          12,816,630
                                        ===========          ==========
Sales proceeds......................    $14,841,162           7,924,600
                                        ===========          ==========

As of November 30, 1995, unrealized appreciation (depreciation) was as follows:

                                       National Tax-Free   National Tax-Free
                                       Intermediate-Term       Long-Term
                                             Fund                Fund
                                       ----------------    ----------------
Appreciated securities..............   $ 3,126,590           4,430,282
Depreciated securities..............       (24,498)            (57,780)
                                        ----------            ---------
Net unrealized appreciation            $ 3,102,092           4,372,502
                                        ==========            =========

The cost of securities for financial reporting and federal income tax purposes is the same.

(5)  EXPENSE OFFSET ARRANGEMENTS

Each Fund's Statement of Operations reflects custodial earnings credits. These amounts are used to offset the custody fees payable by the Funds to the custodian bank. The credits are earned when the Fund maintains a balance of uninvested cash at the custodian bank. Beginning with the six months ending November 30, 1995, the ratios of expenses to average daily net assets shown in the Financial Highlights are calculated as if these credits had not been earned.

                                                  BENHAM MUNICIPAL TRUST
                                        Benham National Tax-Free Money Market Fund
                                             Schedule of Investment Securities
                                                     November 30, 1995
                                                        (Unaudited)
                                                                                                              VALUE        RATING
    STATE          FACE VALUE                           ISSUE                          COUPON   MATURITY    (NOTE 1)    MOODY'S/S&P
------------        ---------   ---------------------------------------------------    ------   --------     -------    ----------
Alaska-1.87%      $ 1,740,000    Alaska Industrial Development Agency Export Authority
                                   Anchorage Fueling Project, Letter of Credit-Industrial
                                   Bank of Japan                                       4.150%   12/06/95*  $1,740,000     VMIG1/NR
Arizona-1.84%       1,200,000    Arizona Health Facility Pooled Loan, FGIC Insured     3.750    12/06/95*   1,200,000     VMIG1/A-1
                      500,000    Arizona State University Revenue, Prerefunded
                                   at 102% of par                                      7.000    07/01/96      518,494     Aaa/AA
California-5.61%    1,000,000    California Revenue Anticipation Warrants Series C,
                                   Letter of Credit-Bank of America, Various Providers 5.750    04/25/96    1,003,873     MIG1/SP1
                    1,000,000    California Student Loan Program Series A,
                                   Letter of Credit-Dresdner Bank, AG                  3.700    12/07/95*   1,000,000     VMIG1/NR
                    1,200,000    Covina Redevelopment Agency Multi-Family Housing
                                   Revenue Bond, Shadowhills Apartments,
                                   Letter of Credit-Continental Casualty Co.           4.200    12/07/95*   1,200,000     NR/A-1
                    1,000,000    Los Angeles County Tax and Revenue Anticipation Notes,
                                   Letter of Credit-Bank Of America, Various Providers 4.500    07/01/96    1,003,921     MIG1/SP1+
                    1,000,000    Modesto High School District General Obligation,
                                   MBIA Insured                                        7.000    08/01/96    1,021,191     Aaa/AAA
Colorado-5.90%      3,500,000    Denver Multi-Family Housing Revenue Bond, Cottonwood
                                   Creek Project, Letter of Credit-General Electric
                                   Credit Corporation.                                 3.850    12/05/95*   3,500,000     NR/A-1
                    1,000,000    Englewood Multi-Family Housing Revenue Bond,
                                   The Marks Project, Series 1985 A,
                                   Letter of Credit-Citibank                           3.650    12/05/95*   1,000,000     NR/A-1+
                    1,000,000    Regional Transportation District Colorado Special
                                   Passenger Fare Revenue Bonds, Letter of Credit-
                                   Banque National de Paris                            3.800    12/06/95*   1,000,000     NR/A-1

Schedule of Investment Securities--Benham National Tax-Free Money Market Fund (Continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             VALUE        RATING
   STATE           FACE VALUE                           ISSUE                         COUPON   MATURITY     (NOTE 1)    MOODY'S/S&P
------------        ---------   ---------------------------------------------------   ------   --------     --------    -----------
District of
  Columbia-6.44% $  2,000,000    District of Columbia Abraham Laura Lisner Project,
                                   Letter of Credit-Nations Bank                       3.750%   12/06/95*  $2,000,000     VMIG1/NR
                    1,000,000    District of Columbia American University, Revenue Bonds,
                                   Letter of Credit-National Westminster Bank          3.650    12/06/95*   1,000,000     VMIG1/NR
                    3,000,000    District of Columbia Women's Hospital Revenue,
                                    Series A, Letter of Credit-Mitsubishi Bank         3.900    12/06/95*   3,000,000     VMIG1/NR
Florida-13.64%      1,700,000    Broward County Multi-Family Housing Revenue Bond,
                                   Palmaire-Oxford Housing, Series 1990,
                                   Surety Bond-Continental Casualty Co.                3.950    12/06/95*   1,700,000     NR/A-1
                    1,000,000    Dade County Health Facility Miami Children's Hospital,
                                   Series 1995, AMBAC Insured                          3.650    12/06/95*   1,000,000     NR/A-1+
                    1,000,000    Florida Housing Finance Agency, Beville-Oxford,
                                   Series 1990 B, Surety Bond-Continental Casualty Co. 3.950    12/06/95*   1,000,000     NR/A-1
                    2,500,000    Florida Housing Finance Agency, Country Club
                                   Apartments, Letter of Credit-
                                   Banker's Trust Company                              4.350    12/01/95*   2,500,000     VMIG1/NR
                    2,000,000    Florida Housing Finance Agency, South Pointe Project,
                                   Letter of Credit-Chemical Bank                      3.750    12/06/95*   2,000,000     NR/A-1
                    1,000,000    Florida Housing Finance Agency, Village Place Project,
                                   Letter of Credit-Chemical Bank                      3.750    12/06/95*   1,000,000     NR/A-1
                    1,000,000    Hillsborough County Industrial Development Authority
                                   Pollution Control Revenue,
                                   Tampa Electric Company                              3.700    12/01/95*   1,000,000     VMIG1/A-1+
                      500,000    Orange County, Florida, Sales Tax, Series D,
                                   Prerefunded at 102% of par                          7.400    01/01/96      511,188     Aaa/NR
                    1,000,000    University Athletic Association, Florida Capital
                                   Improvement Revenue, University of Florida Stadium
                                   Project, Letter of Credit-Sun Bank                  3.750    12/01/95*   1,000,000     VMIG1/NR
                    1,000,000    West Orange Memorial Hospital, Letter of Credit-
                                   Rabo Bank                                           3.800    01/11/96    1,000,000     VMIG1/NR

Schedule of Investment Securities--Benham National Tax-Free Money Market Fund (Continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             VALUE        RATING
    STATE           FACE VALUE                           ISSUE                         COUPON   MATURITY    (NOTE 1)    MOODY'S/S&P
------------        ----------  ---------------------------------------------------    ------   --------     -------    -----------
Georgia-10.20%     $1,000,000    Burke County Oglethorpe Power Series A,
                                   Letter of Credit-Credit Suisse                      3.750%   01/11/96   $1,000,000     P1/A-1+
                    1,800,000    Cobb County Multi-Family Housing Revenue Bond,
                                   Pitco Fry Association,
                                   Letter of Credit-Societe Generale                   3.650    12/06/95*   1,800,000     VMIG1/NR
                    2,000,000    Cobb County Multi-Family Housing Revenue Bond,
                                   Post Mill Project, Collateral Agreement-
                                   Federal National Mortgage Association               3.650    12/06/95*   2,000,000     NR/A-1+
                    3,700,000    Gwinnett County Industrial Development
                                   Agency for United Stationers Series
                                   1990 A, Letter of Credit-PNC                        3.850    12/07/95*   3,700,000     Aa3/NR
                    1,000,000    Peachtree Development Authority, Letter of
                                   Credit-Bank of Tokyo                                3.800    12/01/95*   1,000,000     Aa3/NR
Hawaii-1.40%        1,300,000    Hawaii Housing Finance and Development, Affordable
                                   Housing, Letter of Credit-Barclay's Bank            3.750    12/06/95*   1,300,000     VMIG1/NR
Illinois-2.82%      1,625,000    Bartlett Square Multi-Family Housing Revenue Bond,
                                   Letter of Credit-Lasalle National Bank              3.700    12/07/95*   1,625,000     NR/A-1+
                    1,000,000    Illinois Development Finance Authority, St. Ignatious
                                   College, Letter of Credit-Northern Trust Corp.      3.800    12/06/95*   1,000,000     NR/A-1+
Indiana-4.84%       1,000,000    Ball State University Revenue, Student Fees,
                                   FGIC Insured                                        4.700    07/01/96    1,004,507     Aaa/AAA
                    1,000,000    Huntington Economic Development Authority Revenue
                                   Refunding, Allied Signal, Series 1993               3.850    12/06/95*   1,000,000     NR/A-1
                    1,500,000    Jasper County Pollution Control Revenue,
                                   Northern Public Service, Series A,
                                   Letter of Credit-Barclays Bank                      3.800    02/23/96    1,500,000     P1/A-1+
                    1,000,000    Jasper County Pollution Control Revenue,
                                   Northern Public Service, Series C,
                                   Letter of Credit-Barclay's Bank                     3.800    02/23/96    1,000,000     P1/A-1+

Schedule of Investment Securities--Benham National Tax-Free Money Market Fund (Continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              VALUE        RATING
   STATE            FACE VALUE                           ISSUE                         COUPON    MATURITY    (NOTE 1)   MOODY'S/S&P
------------        ----------   --------------------------------------------------    ------    --------     -------   -----------
Kansas-2.15%      $ 2,000,000    Burlington Pollution Control Revenue, Series 1985 A,
                                   Letter of Credit-Toronto Dominion Bank              3.600%   12/15/95   $2,000,000    P1/A-1+
Louisiana-.97%        900,000    Louisiana Public Facility Authority, Variable-Rate
                                   Demand Note, Greenbrier Hospital,
                                   Letter of Credit-Societe Generale                   3.700    12/06/95*     900,000    Aa1/NR
Maine-2.16%         2,000,000    Maine General Obligation Tax Anticipation Notes       4.500    06/28/96    2,008,302    MIG1/SP1+
Massachusetts-2.15% 2,000,000    Massachusetts Bay Transit Authority,
                                   Letter of Credit-State Street Bank                  3.750    03/01/96    2,000,000    VMIG1/A-1+
Maryland-3.54%      3,300,000    Baltimore Industrial Development Authority Capital
                                   Acquisition, Letter of Credit-Dai-Ichi Kangyo Bank  3.900    12/06/95*   3,300,000    VMIG1/A-1
Missouri-3.76%      1,500,000    Kansas City Industrial Development Authority,
                                   Willow Creek Apartments, Collateral Agreement-
                                   Federal National Mortgage Association               3.700    12/06/95*   1,500,000    NR/A-1+
                    2,000,000    St. Charles County Industrial Development
                                   Revenue for Sun River Village Apartments
                                   Project, Letter of Credit-Bank of America           3.700    12/07/95*   2,000,000    VMIG1/NR
Nevada-2.03%        1,110,000    Clark County General Obligation
                                   Limited Revenue, FGIC Insured                       7.700    06/01/96    1,131,559    Aaa/AAA
                      750,000    Clark County General Obligation, AMBAC Insured        5.400    11/01/96      760,016    Aaa/AAA
New Mexico-1.07%    1,000,000    Albuquerque Gross Receipts, Letter of Credit-
                                   Canadian Imperial Bank of Commerce                  3.700    12/06/95*   1,000,000    VMIG1/A-1+
Ohio-3.22%          3,000,000    Ohio Air Quality Development Authority Pollution
                                   Control Revenue Series 1988 B, FGIC Insured         3.550    12/15/95    3,000,000    VMIG1/A-1+
Oregon-3.41%        1,175,000    Marion County Solid Waste and Electric Revenue,
                                   Ogden Martin Systems, Inc. Project,
                                   AMBAC Insured                                       4.250    10/01/96    1,178,307    Aaa/AAA

Schedule of Investment Securities--Benham National Tax-Free Money Market Fund (Continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              VALUE       RATING
    STATE          FACE VALUE                           ISSUE                          COUPON    MATURITY    (NOTE 1)   MOODY'S/S&P
------------       ----------   ---------------------------------------------------    ------    --------     -------   -----------
Oregon (cont.)    $ 1,000,000    Port of Portland Variable-Rate Demand Note Industrial
                                   Revenue for Ryerson,
                                   Letter of Credit-CoAmerica Bank                     3.700%   12/05/95*  $1,000,000     P1/NR
                    1,000,000    Portland Multi-Family Housing Revenue Bond,
                                   South Park Block, Series 88A, Letter of Credit-
                                   Harris Trust Savings Bank                           3.700    12/05/95*   1,000,000     NR/A-1+
Pennsylvania-3.22%  1,000,000    Delaware County Industrial Development Authority
                                   Philadelphia Electric Pollution Control Revenue,
                                   FGIC Insured                                        3.550    12/15/95    1,000,000     VMIG1/A-1+
                    2,000,000    Philadelphia Hospital Authority for Charter Hospital,
                                   Letter of Credit-Banker's Trust Company             3.900    12/06/95*   2,000,000     Aa3/NR
South Carolina-.54%   500,000    York County Pollution Control Revenue Saluda River,
                                   Series 1984 E-2, Letter of Credit-
                                   National Rural Utility Commission                   3.800    02/15/96      500,000     MIG1/A-1+
South Dakota-1.08%  1,000,000    South Dakota School District Cash Flow Financial
                                   Project Certificates of Participation
                                   Promissory Notes                                    4.750    07/30/96    1,005,403     NR/SP1+
Tennessee-2.15%     2,000,000    Chattanooga Industrial Development Agency Market
                                   Street Ltd. Project, Letter of Credit-Credit Suisse 3.625    12/06/95*   2,000,000     NR/A-1+
Texas-12.92%        1,000,000    San Antonio Sewer Revenue, Prerefunded
                                   at 102% of par                                      7.000    05/01/96    1,032,620     Aaa/AAA
                    3,000,000    Tarrant County Housing Finance Agency Multi-Family
                                   Housing Revenue Bond, Letter
                                   of Credit-Societe Generale                          3.650    12/06/95*   3,000,000     VMIG1/NR
                    2,500,000    Texas Higher Education Authority Floating Rate
                                   Series B, FGIC Insured                              3.600    12/06/95*   2,500,000     VMIG1/A-1+
                    3,000,000    Texas Tax and Revenue Anticipation Notes              4.750    08/30/96    3,014,648     MIG1/SP1+
                    2,500,000    Waller County Industrial Development Agency
                                   Tubular Steel Project, Letter of Credit-
                                   Wachovia Bank of Georgia                            3.800    12/06/95*   2,500,000     P1/NR

Schedule of Investment Securities--Benham National Tax-Free Money Market Fund (Continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              VALUE       RATING
   STATE            FACE VALUE                           ISSUE                        COUPON    MATURITY    (NOTE 1)    MOODY'S/S&P
------------        ----------   --------------------------------------------------   ------    --------     -------    -----------
Washington-1.07%   $  1,000,000  Seattle Water System Revenue, Letter of Credit-
                                   Bayerische Landesbank                               3.600%   12/06/95* $ 1,000,000    VMIG1/A-1+
                     ----------                                                                            ----------
                    $93,000,000    Total investment securities (cost $93,159,029)                         $93,159,029
                     ==========                                                                            ==========

NR  =  Not Rated

-------------------
* These variable interest rate securities have maturities greater than one year but are redeemable upon demand. For purposes of calculating the Fund's weighted average maturity, the length to maturity of these investments is considered to be the greater of the period until the interest rate is adjusted or until the principal can be recovered by demand.

                                                  BENHAM MUNICIPAL TRUST
                                      Benham National Tax-Free Intermediate-Term Fund
                                             Schedule of Investment Securities
                                                     November 30, 1995
                                                        (Unaudited)

                                                                                                              VALUE        RATING
    STATE          FACE VALUE                           ISSUE                         COUPON    MATURITY    (NOTE 1)    MOODY'S/S&P
------------       ----------    --------------------------------------------------   ------    --------     -------    -----------
Alabama-1.69%    $  1,000,000    Alabama Municipal Electric Authority,
                                   Series A, MBIA Insured                              6.100%   09/01/99   $1,067,220     Aaa/AAA
Alaska-0.85%          500,000    Anchorage General Obligation, MBIA Insured            5.000    02/01/98      535,870     Aaa/AAA
California-12.94%   1,250,000    California Health Facility Authority Sisters of Providence
                                   Revenue Refunding, MBIA Insured                     6.200    10/01/03    1,378,087     Aaa/AAA
                    1,100,000    California State Public Works Board                   6.150    11/01/09    1,156,672     A1/A-
                    1,000,000    Los Angeles County Transportation Common
                                   Sales Tax Revenue                                   6.400    07/01/06    1,131,980     Aaa/AAA
                    1,060,000    Ontario Redevelopment Financing Authority Local
                                   Agency Series A, Capital Guaranty Insured           5.900    09/02/07    1,131,667     Aaa/AAA
                    1,100,000    Sacramento Regional Transportation Certificate
                                   of Participation Series A                           6.200    03/01/00    1,176,384     A1/NR
                    1,000,000    San Bernardino County, MBIA Insured                   5.750    08/01/06    1,077,310     Aaa/AAA
                    1,080,000    Y S School Facilities Financing Authority
                                   California Special Tax Revenue, MBIA Insured        5.650    09/01/06    1,123,254     Aaa/AAA
Florida-2.99%         700,000    Broward County School District General Obligation     6.750    02/15/00      765,142     A1/AA-
                    1,000,000    Florida Turnpike Revenue, Series A, FGIC Insured,
                                   Prerefunded at 101% of par                          6.350    07/01/02    1,124,010     Aaa/AAA
Georgia-5.21%       1,000,000    Atlanta Downtown Development Authority
                                   Refunding Underground Project                       5.550    10/01/02    1,061,440     Aa/AA
                    2,000,000    Fulton County Water and Sewer Revenue,
                                   FGIC Insured                                        6.250    01/01/09    2,232,780     Aaa/AAA
Hawaii-1.76%        1,000,000    Hawaii General Obligation, Series A,
                                   FGIC Insured, Escrowed to Maturity                  7.000    06/01/00    1,112,920     Aaa/AAA

Schedule of Investment Securities--Benham National Tax-Free Intermediate-Term Fund (Continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              VALUE        RATING
STATE/COMMONWEALTH  FACE VALUE                           ISSUE                        COUPON    MATURITY    (NOTE 1)    MOODY'S/S&P
------------------  ----------   --------------------------------------------------   ------    --------     -------    -----------
Illinois-6.18%   $  2,000,000    City of Chicago Emergency Telephone
                                   System, FGIC Insured                                5.250%   01/01/04   $2,055,600     Aaa/AAA
                      700,000    City of Chicago Metropolitan Water Reclamation
                                   District, Prerefunded at 102% of par                7.250    01/01/99      763,910     Aaa/AAA
                    1,000,000    Illinois Educational Facility Authority
                                   Loyola University, Series A                         6.300    07/01/98    1,052,410     A1/A+
                       30,000    Metropolitan Pier and Exposition Authority McCormick
                                   Place Project, Escrowed to Maturity                 5.200    06/15/99       31,057     A/AAA
Indiana-2.29%         500,000    Indiana University Student Fee Bonds, Series F        7.100    08/01/97      525,400     Aa/AA-
                    1,000,000    South Montgomery School Building Improvement
                                   Corporation, AMBAC Insured                          5.820**  01/01/98      923,340     Aaa/AAA
Massachusetts-3.28% 1,000,000    Massachusetts State General Obligation, FGIC Insured  5.125    11/01/04    1,031,000     Aaa/AAA
                    1,000,000    Massachusetts State General Obligation, MBIA Insured  5.400    11/01/07    1,043,320     Aaa/AAA
Michigan-2.40%      1,500,000    Detroit Water Supply System, MBIA Insured             5.300    07/01/09    1,516,605     Aaa/AAA
Nebraska-3.20%      2,000,000    Nebraska Public Power District, Series B              4.900    01/01/04    2,021,880     A1/A+
New Jersey-1.71%    1,000,000    New Jersey Transportation Trust Fund
                                    Authority, Series A                                6.000    06/15/01    1,079,430     Aa/A+
New York-1.76%      1,000,000    New York State Authority, Highway and Bridge,
                                   MBIA Insured                                        6.250    04/01/04    1,111,270     Aaa/AAA
North Carolina-3.44%2,000,000    North Carolina Eastern Municipal Power
                                   Agency, Series 1993, FSA Insured                    6.000    01/01/06    2,170,860     Aaa/AAA
Ohio-6.83%          1,000,000    Ohio State Building Authority Correctional
                                   Facility, Series A                                  6.250    10/01/00    1,084,030     A1/A+
                    1,000,000    Ohio State Public Facilities Authority Mental
                                   Health Facility                                     5.675    12/01/98    1,042,960     A1/A+
                    2,000,000    Ohio State Water Development Authority
                                   Waste Water, MBIA Insured                           6.000    12/01/05    2,189,720     Aaa/AAA
Oklahoma-4.55%      2,500,000    Oklahoma Industrial Authority Health System Revenue
                                   Refunding Series 1995 C, AMBAC Insured              7.000    08/15/04    2,874,025     Aaa/AAA
Pennsylvania-1.29%    845,000    Philadelphia Water and Wastewater, FGIC Insured       5.000    06/15/12      814,124     Aaa/AAA

Schedule of Investment Securities--Benham National Tax-Free Intermediate-Term Fund (Continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              VALUE       RATING
STATE/COMMONWEALTH  FACE VALUE                           ISSUE                        COUPON    MATURITY    (NOTE 1)    MOODY'S/S&P
------------------  ----------  ---------------------------------------------------   ------    --------     -------    -----------
South Carolina-1.70%$1,000,000  South Carolina State Public Authority
                                   Revenue, AMBAC Insured                              6.250%   01/01/00   $1,072,510     Aaa/AAA
Texas-16.37%           115,000  Austin General Obligation, Series C                    6.750    09/01/00      127,141     Aa/AA
                       885,000  Austin General Obligation, Series C                    6.750    09/01/01      975,438     Aa/AA
                     1,500,000  Harris County Health Facility Memorial
                                   Hospital, Systems Project                           6.600    06/01/99    1,592,160     A/A-
                     1,500,000  Harris County Health Facility Memorial
                                   Hospital, Systems Project                           6.800    06/01/01    1,629,015     A/A-
                     1,000,000  Houston Independent School District General Obligation,
                                   Guaranteed by Texas Permanent School Fund           8.375    08/15/98    1,109,680     Aaa/AAA
                       500,000  North Texas Higher Education Student Loan,
                                   AMBAC Insured                                       6.875    04/01/02      533,855     Aaa/AAA
                     2,000,000  Texas Municipal Power Agency, MBIA Insured             5.750    09/01/02    2,144,640     Aaa/AAA
                     1,000,000  Texas Public Financing Agency General
                                   Obligation Revenue Series 1995                      6.500    10/01/03    1,129,010     Aa/AA
                     1,000,000  Texas Turnpike Authority Series 1990 A, AMBAC Insured,
                                   Prerefunded at 102% of par                          7.000    01/01/99    1,101,780     Aaa/AAA
Utah-1.72%           1,000,000  Utah State MFC University, Utah Hospital, Series 1991  6.600    05/15/00    1,089,430     NR/AA-
Virginia-1.68%       1,000,000  Virginia State Public Building Authority, Series A     5.700    08/01/00    1,061,850     Aa/AA
Washington-12.68%    1,000,000  Pierce County School District #3, Series B             5.800    12/01/99    1,056,130     A1/A+
                     1,000,000  Pierce County School District #320                     5.750    12/01/02    1,062,650     A/NR
                     2,000,000  Snohomish County Public Utility District,
                                   Series 1993, FGIC Insured                           5.625    01/01/05    2,094,760     Aaa/AAA
                     1,000,000  Snohomish County School District #15                   6.125    12/01/03    1,074,320     A1/AA-
                       500,000  Washington Public Power Supply, Series C,
                                   FGIC Insured                                        7.000    07/01/01      558,235     Aaa/AAA
                     1,000,000  Washington Public Power Supply System
                                   Project #1, Series B, FGIC Insured                  7.100    07/01/01    1,119,730     Aaa/AAA
                     1,000,000  Washington State General Obligation Motor
                                   Vehicles Fuel Tax                                   5.500    09/01/00    1,052,110     Aa/AA

Schedule of Investment Securities--Benham National Tax-Free Intermediate-Term Fund (Continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              VALUE       RATING
STATE/COMMONWEALTH  FACE VALUE                           ISSUE                        COUPON    MATURITY    (NOTE 1)    MOODY'S/S&P
------------------  ----------   --------------------------------------------------   ------    --------     -------    -----------
Wisconsin-3.48%  $  1,060,000    Wisconsin State Health Facility for Wausau
                                   Hospital, Series B, AMBAC Insured                   6.300%   08/15/00  $ 1,147,535     Aaa/AAA
                    1,000,000    Wisconsin State Transportation Authority, Series A    5.800    07/01/99    1,052,540     A1/AA-
                   ----------                                                                              ----------
                  $58,925,000    Total investment securities (cost $60,088,104)                           $63,190,196
                   ==========                                                                              ==========

NR= Not Rated

-------------------
** This security is a zero-coupon municipal bond. The yield to maturity at current market value is shown instead of a stated coupon rate. Zero-coupon securities are purchased at a substantial discount from their value at maturity.

                                                  BENHAM MUNICIPAL TRUST
                                          Benham National Tax-Free Long-Term Fund
                                             Schedule of Investment Securities
                                                     November 30, 1995
                                                        (Unaudited)

                                                                                                              VALUE       RATING
    STATE           FACE VALUE                           ISSUE                        COUPON    MATURITY    (NOTE 1)    MOODY'S/S&P
------------        ----------   --------------------------------------------------   ------    --------     -------    -----------
California-10.21% $ 1,200,000    California Public Works Lease Revenue , Series A      5.750%   09/01/21   $1,180,092      A/A-
                    2,000,000    Los Angeles County Metropolitan Transportation
                                   Authority Sales Tax Revenue,
                                   Series A, AMBAC Insured                             5.000    07/01/25    1,883,780      Aaa/AAA
                    1,545,000    San Jose Redevelopment Agency Merged Area Tax
                                   Allocation, MBIA Insured                            4.750    08/01/22    1,398,766      Aaa/AAA
                    1,000,000    University of California Housing Systems
                                   Revenue, Series A, MBIA Insured                     5.000    11/01/14      952,340      Aaa/AAA
Florida-13.88%        920,000    Broward County Resource Recovery
                                   Facility, Series 1984, South Project                7.950    12/01/08    1,042,351      A/A-
                    3,000,000    Florida State Board Public Education General
                                   Obligation, Series C                                5.500    06/01/21    2,973,600      Aa/AA
                    1,200,000    Florida State Municipal Power Agency Revenue,
                                   AMBAC Insured                                       4.500    10/01/27    1,032,540      Aaa/AAA
                    1,000,000    Orlando Water and Electric Authority
                                   Revenue Bond, Series D                              6.750    10/01/17    1,197,140      Aa/AA-
                    1,000,000    St. Petersburg Health Authority for Allegheny
                                   Health, MBIA Insured                                7.000    12/01/15    1,119,420      Aaa/AAA
Georgia-2.14%       1,000,000    Georgia Municipal Electric Authority, MBIA Insured    6.500    01/01/12    1,132,830      Aaa/AAA
Illinois-16.10%     1,000,000    Cook County General Obligation, MBIA Insured,
                                   Prerefunded at 102% of par                          7.000    11/01/00    1,138,580      Aaa/AAA
                    1,500,000    Illinois Development Finance Authority Pollution Control
                                   Revenue Central Illinois Public Service, Series B   7.600    03/01/14    1,670,670      Aa2/AA
                    1,840,000    Illinois Health Facilities Authority Revenue Refunding
                                   Evangelical Hospital, Series C                      6.750    04/15/12    1,954,503      A1/AA-

Schedule of Investment Securities--Benham National Tax-Free Long-Term Fund (Continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              VALUE       RATING
   STATE           FACE VALUE                           ISSUE                         COUPON    MATURITY    (NOTE 1)    MOODY'S/S&P
------------       ----------    --------------------------------------------------   ------    --------     -------    -----------
Illinois (cont.)  $ 1,500,000    Illinois Dedicated Tax Revenue for Civic
                                   Center Project, AMBAC Insured                       6.250%   12/15/20   $1,677,210      Aaa/AAA
                    2,000,000    Springfield Water Revenue Bond                        6.500    03/01/15    2,099,780      Aa/AA
Indiana-4.40%       1,000,000    Indiana Municipal Power Agency, Series A,
                                   AMBAC Insured, Prerefunded at 102% of par           7.100    01/01/00    1,123,870      Aaa/AAA
                    1,000,000    Indiana Transportation Financing Authority
                                   Highway Revenue, Series A                           7.250    06/01/15    1,212,090      A1/A+
Massachusetts-7.38% 1,000,000    Massachusetts Health and Education Authority,
                                   Series F, AMBAC Insured                             6.250    07/01/12    1,109,190      Aaa/AAA
                    1,000,000    Massachusetts Housing Finance Agency, Series 1993 A   6.375    04/01/21    1,015,700      A1/A+
                    1,690,000    Massachusetts Housing Finance Agency, Series
                                   1992 H FNMA                                         6.750    11/15/12    1,793,039      Aaa/AAA
Michigan-1.88%      1,000,000    Michigan Environmental Protection Program General
                                    Obligation                                         5.400    11/01/19      996,620      Aa/AA
Pennsylvania-1.78%  1,000,000    Pennsylvania Intergovernmental Co-op Authority
                                   Special tax Revenue, Series A, MBIA Insured         5.000    06/15/22      939,220      Aaa/AAA
Rhode Island-4.38%  1,100,000    Rhode Island Clean Water Safe Drinking,
                                   AMBAC Insured                                       6.700    01/01/15    1,213,861      Aaa/AAA
                    1,000,000    Rhode Island Depositors' Economic Protection
                                   Corporation Special Obligation Revenue,
                                   Series A, MBIA Insured                              6.250    08/01/16    1,106,980      Aaa/AAA
South Carolina-4.31%1,000,000    Columbia Water and Sewer Revenue Bonds,
                                   Prerefunded at 102% of par                          7.100    02/01/01    1,143,520      Aaa/AA
                    1,000,000    Piedmont Municipal Power Agency
                                   Refunding, Series 1991 A, FGIC Insured              6.500    01/01/16    1,142,470      Aaa/AAA
Texas-8.56%         1,875,000    Brownsville Utility System Revenue, AMBAC Insured     5.250    09/01/15    1,857,788      Aaa/AAA
                      600,000    Lower Colorado River Authority Revenue
                                   Refunding, Escrowed to Maturity                     5.250    01/01/15      598,536      Aaa/AA
                    2,000,000    San Antonio Electric and Gas Series B,
                                   FGIC Insured                                        5.300**  02/01/09    1,004,260      Aaa/AAA
                    1,000,000    Tarrant County Health Facility, MBIA Insured          6.000    05/15/11    1,082,580      Aaa/AAA

Schedule of Investment Securities--Benham National Tax-Free Long-Term Fund (Continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              VALUE       RATING
   STATE          FACE VALUE                           ISSUE                          COUPON    MATURITY    (NOTE 1)    MOODY'S/S&P
------------      ----------     --------------------------------------------------   ------    --------     -------    -----------
Utah-2.35%        $ 1,000,000    Salt Lake City Hospital Revenue Refunding,
                                   Intermountain Health Corporation,
                                   Series A, Escrowed to Maturity                      8.125%   05/15/15   $1,250,040      NR/AAA
Virginia-5.50%      1,000,000    Hampton Industrial Development Authority
                                   Revenue Sentara General Hospital, Series A          6.500    11/01/12    1,058,890      A/NR
                    1,750,000    Virginia State Housing Development Authority,
                                   Series F, Single Family Mortgage                    7.100    01/01/17    1,860,267      Aa1/AA+
Washington-12.90%   1,405,000    Port of Seattle Revenue Bonds,  Series A,
                                   Prerefunded at 102% of par                          7.500    12/01/00    1,630,236      NR/AA-
                    1,625,000    Seattle Metropolitan Sewer Revenue, Series T          6.875    01/01/13    1,751,847      A1/AA-
                    1,000,000    Washington State General Obligation, Series A         6.750    02/01/15    1,171,120      Aa/AA
                    2,000,000    Washington Public Power Supply System,
                                   Series 1990 C, FGIC Insured                         7.750    07/01/08    2,289,720      Aaa/AAA
Wisconsin-4.23%     1,900,000    Wisconsin State Clean Water Revenue                   6.875    06/01/11    2,241,468      Aa/AA
                   ----------                                                                              ----------
                  $50,650,000    Total investment securities (cost $48,674,412)                           $53,046,914
                   ==========                                                                              ==========

NR = Not Rated

-------------------
** This security is a zero-coupon municipal bond. The yield to maturity at current market value is shown instead of a stated coupon rate. Zero-coupon securities are purchased at a substantial discount from their value at maturity.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

TRUSTEES

James M. Benham
Albert A. Eisenstat
Ronald J. Gilson
Myron S. Scholes
Kenneth E. Scott
Ezra Solomon
Isaac Stein
James E. Stowers, III
Jeanne D. Wohlers

OFFICERS

James M. Benham
Chairman of the Board

John T. Kataoka
President and Chief Executive Officer

Bruce R. Fitzpatrick
Vice President

Maryanne Roepke
Treasurer

Douglas A. Paul
Vice President, Secretary
and General Counsel

Ann N. McCoid
Controller


     The Benham Group
     Part of the Twentieth Century Family of Mutual Funds

     1665 Charleston Road
     Mountain View, CA 94043

     1-800-321-8321

     Not authorized for distribution unless preceded or accompanied by a current fund prospectus.

     Benham Distributors, Inc.           1/96 Q064